UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04443

Eaton Vance Investment Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

March 31

Date of Fiscal Year End

March 31, 2017

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Floating-Rate Municipal Income Fund

Annual Report

March 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report March 31, 2017

Eaton Vance

Floating-Rate Municipal Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	20

Federal Tax Information	21

Management and Organization	22

Important Notices	25

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the period opened on April 1, 2016, U.S. Treasurys, along with municipal bonds, were several months into a rally that would continue through nearly the first half of the period. Falling government interest rates around the world, driven by actions such as quantitative easing in Japan and the European Union, put many sovereign rates into negative territory and made U.S. Treasurys and municipal bonds look attractive by comparison.

The United Kingdom’s June 2016 vote to leave the European Union, ongoing Federal Reserve Board (the Fed) caution, and mixed U.S. economic reports continued to fuel the municipal rally in the summer of 2016. Even the Commonwealth of Puerto Rico’s July 1, 2016 default on over $1 billion in municipal bond and debt service payments — its second default in 2016 and its largest to date — failed to put a dent in the municipal rally, as the market had expected the defaults for some time.

In early fall, however, remarks by the European Central Bank, the Bank of Japan and the Fed seemed to indicate that rates might begin to rise sooner than markets had anticipated. As a result, municipal rates crept upward in September and October of 2016. In November, Donald Trump’s surprise win in the U.S. presidential election precipitated one of the largest municipal market declines in at least two decades. Rates rose and prices fell as markets anticipated that decreasing regulation and lower tax rates under a Trump administration could lead to higher economic growth and inflation.

Municipal bonds rallied modestly in December 2016, despite a Fed rate hike, making back some of the losses they had suffered the previous month. During January and February 2017, municipal bonds continued to stabilize, with little movement in interest rates. In the final month of the period, rates seesawed as President Trump’s March 1 address to Congress increased confidence in his pro-growth agenda and drove rates up — but the failure of Congress to pass health care reform later in the month cast doubt on the ability to enact that agenda, driving yields back down.

For the 12-month period as a whole, municipal market returns were virtually flat. Coupon yields and price appreciation earlier in the fiscal year were balanced by price declines from September through November 2016, and then a modest price recovery in the final months of the period.

The yield curve for municipal AAA-rated6 issues experienced a “bear flattening.” Rates rose throughout the curve, but the greatest increases occurred in the middle of the curve, causing the curve to flatten. Across the yield curve, municipal bonds, which had outperformed U.S. Treasurys from the beginning of the period until the election, performed approximately even with U.S. Treasurys for the period as a whole.

Fund Performance

For the 12-month period ended March 31, 2017, Eaton Vance Floating-Rate Municipal Income Fund (the Fund) had a total return of 0.71% for Class A shares at net asset value (NAV), outperforming the 0.67% return of the Fund’s benchmark, the Bloomberg Barclays 1 Year Municipal Bond Index (the Index).2

The Fund invests primarily in municipal obligations that are exempt from regular federal income tax and municipal floating-rate obligations or fixed-rate municipal obligations with respect to which the Fund enters into agreements to swap the fixed-rate for a floating-rate. Management did not employ any fixed-rate to floating-rate swaps during the period.

Contributors to Fund performance versus the Index during the period included security selection in bonds issued by New Jersey entities, an overweight and security selection in A-rated bonds, and an overweight in the industrial development revenue sector.

In contrast, detractors from Fund performance relative to the Index included security selection in electric utility revenue bonds and an overweight in variable-rate demand notes, which are money-market-eligible securities that generally pay less interest than a floating-rate note.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2017

Performance2,3

Portfolio Managers Craig R. Brandon, CFA and Adam A. Weigold, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/27/1996	05/29/1992	0.71%	0.40%	2.01%
Class A with 2.25% Maximum Sales Charge	—	—	–1.60	–0.06	1.78
Class I at NAV	08/03/2010	05/29/1992	0.86	0.55	2.10
Bloomberg Barclays 1 Year Municipal Bond Index	—	—	0.67%	0.70%	1.80%

% Total Annual Operating Expense Ratios[4]				Class A	Class I
				0.61%	0.46%

% Distribution Rates/Yields[5]				Class A	Class I
Distribution Rate				0.63%	0.78%
Taxable-Equivalent Distribution Rate				1.11	1.38
SEC 30-day Yield				0.43	0.62
Taxable-Equivalent SEC 30-day Yield				0.75	1.09

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$250,000	03/31/2007	$307,745	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2017

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2017

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays 1 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 1-2 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

Effective August 19, 2013, the Fund changed its investment objective and policies. Prior to August 19, 2013, the Fund employed a strategy of investing in fixed-rate bonds with a dollar-weighted average portfolio duration of between three and nine years. Performance prior to August 19, 2013 reflects the Fund’s performance under its former investment objective and policies.
[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099- DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ.

[6]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment- grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

Fund profile subject to change due to active management.

5

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2017

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2016 – March 31, 2017).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period* (10/1/16 – 3/31/17)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,003.10	$3.15	0.63%
Class I	$1,000.00	$1,003.80	$2.45	0.49%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.80	$3.18	0.63%
Class I	$1,000.00	$1,022.50	$2.47	0.49%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2016.

6

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2017

Portfolio of Investments

Tax-Exempt Municipal Securities — 98.5%

Security	Principal Amount (000’s omitted)	Value

Education — 3.4%
Bethlehem Area School District Authority, PA, 1.118%, 1/1/18 (Put Date), 1/1/30(1)	$2,990	$2,993,349
California Infrastructure and Economic Development Bank, (The Colburn School), 1.91%, 6/1/20 (Put Date), 8/1/37(1)	2,000	1,999,980
West Virginia University, 1.44%, 10/1/19 (Put Date), 10/1/41(1)	4,500	4,493,970

		$9,487,299

Electric Utilities — 5.3%
Long Island Power Authority, NY, Electric System Revenue, 1.199%, 11/1/18 (Put Date), 5/1/33(1)	$8,000	$7,998,480
Oklahoma Municipal Power Authority, 1.71%, 8/1/18 (Put Date), 1/1/23(1)	1,330	1,328,683
San Antonio, TX, Electric and Gas Systems Revenue, 2.00%, 12/1/18 (Put Date), 12/1/27	3,500	3,535,385
Trimble County, KY, (Louisville Gas and Electric Co.), (AMT), 1.35% to 5/1/18 (Put Date), 11/1/27	2,000	2,000,000

		$14,862,548

General Obligations — 19.3%
California, 1.246%, 12/1/20 (Put Date), 12/1/28(1)	$3,000	$2,988,540
California, 1.382%, 12/3/18 (Put Date), 12/1/29(1)	4,300	4,300,645
California, 1.66%, 5/1/17(1)	1,100	1,100,000
Connecticut, 1.54%, 3/1/20(1)	1,000	1,002,250
Connecticut, 1.56%, 9/15/17 (Put Date), 9/15/24(1)	2,000	2,000,520
Connecticut, 1.66%, 3/1/21(1)	275	274,417
Connecticut, 1.93%, 8/15/20(1)	3,000	3,001,200
Connecticut, 2.26%, 3/1/18 (Put Date), 3/1/19(1)	1,000	1,000,270
Illinois, 5.00%, 8/1/17	1,000	1,011,280
Illinois, 5.00%, 1/1/18	1,000	1,023,480
Illinois, 5.00%, 11/1/18	1,500	1,562,550
Leander Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/17	250	249,218
Manheim Township School District, PA, 0.933%, 5/1/18 (Put Date), 5/1/25(1)	1,610	1,597,007
Massachusetts, 1.15%, 11/1/18(1)	1,500	1,498,575
Massachusetts, 1.21%, 8/1/17 (Put Date), 8/1/43(1)	6,250	6,249,937
Massachusetts, 1.51%, 2/1/20(1)	5,000	5,009,200
Mississippi, 1.32%, 9/1/17(1)	6,445	6,448,158
New York, NY, 1.49%, 8/1/27(1)	2,000	2,003,420
New York, NY, (Liq: JPMorgan Chase Bank, N.A.), 0.95%, 3/1/40(2)	6,500	6,500,000
Texas, (Texas Transportation Commission), 1.29%, 10/1/18 (Put Date), 10/1/41(1)	3,500	3,498,530

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Waxahachie Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/19	$1,500	$1,455,375

		$53,774,572

Hospital — 16.3%
Allen County, OH, (Mercy Health), 1.66%, 5/1/20 (Put Date), 11/1/35(1)	$1,250	$1,249,437
Astoria Hospital Facilities Authority, OR, (Columbia Memorial Hospital), 4.00%, 8/1/17	810	816,464
California Statewide Communities Development Authority, (Kaiser Permanente), 1.86%, 5/1/17 (Put Date), 4/1/52(1)	4,000	4,001,240
Connecticut Health and Educational Facilities Authority, (Hartford HealthCare Corp.), 1.483%, 7/1/20 (Put Date), 7/1/49(1)	1,000	996,030
Connecticut Health and Educational Facilities Authority, (Yale New Haven Health), 1.076%, 7/1/19 (Put Date), 7/1/49(1)	7,935	7,906,831
Gainesville and Hall County Hospital Authority, GA, (Northeast Georgia Health System, Inc.), 1.86%, 2/18/20 (Put Date), 8/15/35(1)	7,000	6,973,330
Geisinger Authority, PA, (Geisinger Health System Foundation), 1.729%, 6/1/24 (Put Date), 6/1/28(1)	2,000	1,973,420
Harris County Cultural Education Facilities Finance Corp., TX, (Memorial Hermann Health System), 1.49%, 12/1/19 (Put Date), 12/1/42(1)	3,000	2,997,120
Maryland Health and Higher Educational Facilities Authority, (Johns Hopkins Health System), 1.356%, 11/15/17 (Put Date), 5/15/38(1)	1,000	1,003,230
Massachusetts Development Finance Agency, (Partners HealthCare System), 1.46%, 1/30/18 (Put Date), 7/1/38(1)	1,970	1,969,901
Michigan Finance Authority, (McLaren Health Care), 1.268%, 10/15/18 (Put Date), 10/15/30(1)	950	945,269
New York Dormitory Authority, (North Shore-Long Island Jewish Obligated Group), 1.42%, 5/1/18(1)	5,530	5,538,240
North Carolina Medical Care Commission, (Wake Forest Baptist System), 1.65%, 12/1/17 (Put Date), 12/1/33(1)	2,120	2,116,714
Oregon Facilities Authority, (Providence Health and Services), 1.79%, 10/1/17 (Put Date), 10/1/20(1)	1,500	1,500,000
Washington Health Care Facilities Authority, (Fred Hutchinson Cancer Research Center), 1.758%, 7/1/22 (Put Date), 1/1/42(1)	2,000	2,001,620
Washington Health Care Facilities Authority, (PeaceHealth), (Liq: JPMorgan Chase Bank, N.A.), 1.21%, 11/1/24(3)(4)	3,500	3,500,000

		$45,488,846

Industrial Development Revenue — 4.2%
Miami-Dade County Industrial Development Authority, FL, (Waste Management, Inc.), 2.125% to 11/1/19 (Put Date), 11/1/41	$1,000	$1,013,130

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Industrial Development Revenue (continued)
New Hampshire Business Finance Authority, (Casella Waste Systems, Inc.), (AMT), 4.00% to 10/1/19 (Put Date), 4/1/29(4)	$165	$163,139
Sussex County Industrial Development Authority, VA, (Atlantic Waste Disposal, Inc.), (AMT), 2.375% to 5/1/19 (Put Date), 6/1/28	1,500	1,524,450
Whiting, IN, (BP Products North America, Inc.), (AMT), 1.66%, 12/2/19 (Put Date), 12/1/44(1)	9,000	8,974,080

		$11,674,799

Insured – Transportation — 0.5%
Metropolitan Transportation Authority, NY, (AGM), 0.00%, 4/6/21 (Put Date), 11/1/32(1)(5)	$1,250	$1,250,000

		$1,250,000

Lease Revenue / Certificates of Participation — 3.7%
Golden Empire Schools Financing Authority, CA, 1.41%, 5/1/17(1)	$8,500	$8,500,000
New Jersey Economic Development Authority, (School Facilities Construction), 2.46%, 9/1/27(1)	2,000	1,872,340

		$10,372,340

Other Revenue — 7.3%
California Infrastructure and Economic Development Bank, (The J. Paul Getty Trust), 1.179%, 4/1/20 (Put Date), 4/1/38(1)	$5,500	$5,499,340
California Infrastructure and Economic Development Bank, (The J. Paul Getty Trust), 1.19%, 4/2/18 (Put Date), 10/1/47(1)	2,500	2,499,425
Lancaster Port Authority, OH, Gas Supply Revenue, (SPA: Royal Bank of Canada), 1.146%, 8/1/19(1)	1,700	1,682,014
Lancaster Port Authority, OH, Gas Supply Revenue, (SPA: Royal Bank of Canada), 1.246%, 8/1/19 (Put Date), 5/1/38(1)	4,105	4,070,846
New Mexico Municipal Energy Acquisition Authority, (SPA: Royal Bank of Canada), 1.276%, 8/1/19 (Put Date), 11/1/39(1)	6,000	5,976,600
Texas Municipal Gas Acquisition and Supply Corp., 1.38%, 9/15/17(1)	520	519,730

		$20,247,955

Senior Living / Life Care — 0.2%
North Miami, FL, (Imperial Club), 6.125%, 1/1/42	$590	$421,756

		$421,756

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue — 3.8%
District of Columbia, Income Tax Secured Revenue, 1.21%, 12/1/17(1)	$5,000	$5,002,100
Louisiana, Gasoline and Fuels Tax Revenue, 1.019%, 5/1/17 (Put Date), 5/1/43(1)	2,500	2,499,475
Metropolitan Transportation Authority, NY, Dedicated Tax Revenue, 1.28%, 11/1/18 (Put Date), 11/1/28(1)	3,000	2,999,310
New River Community Development District, FL, (Capital Improvements), 5.00%, 5/1/13(6)	35	0
New River Community Development District, FL, (Capital Improvements), Series 2010A-2, 5.75%, 5/1/38	60	55,167
Poinciana West Community Development District, FL, 5.875%, 5/1/22	100	100,427
Sterling Hill Community Development District, FL, (Capital Improvements), 5.10%, 5/1/11(6)	20	0
Sterling Hill Community Development District, FL, (Capital Improvements), 5.50%, 11/1/10(6)	95	66,485

		$10,722,964

Transportation — 24.5%
Bay Area Toll Authority, CA, (San Francisco Bay Area), 1.287%, 4/1/21 (Put Date), 4/1/45(1)	$8,500	$8,495,920
Bay Area Toll Authority, CA, (San Francisco Bay Area), 1.51%, 4/1/20 (Put Date), 4/1/34(1)	3,500	3,502,065
Bay Area Toll Authority, CA, (San Francisco Bay Area), 1.61%, 10/1/19 (Put Date), 4/1/47(1)	1,000	999,930
Denver City and County, CO, Airport System Revenue, 1.409%, 11/15/19 (Put Date), 11/15/31(1)	9,000	9,011,970
E-470 Public Highway Authority, CO, 1.559%, 9/1/19 (Put Date), 9/1/39(1)	3,500	3,498,635
Harris County, TX, Toll Road Revenue, 1.61%, 8/15/18 (Put Date), 8/15/21(1)	1,500	1,499,370
Kansas Department of Transportation, 0.926%, 9/1/19(1)	7,500	7,476,900
Metropolitan Transportation Authority, NY, 1.006%, 11/1/18 (Put Date), 11/1/26(1)	1,500	1,490,505
Metropolitan Transportation Authority, NY, 1.226%, 2/1/20 (Put Date), 11/1/31(1)	1,000	1,001,520
Metropolitan Transportation Authority, NY, 1.356%, 11/1/17(1)	1,700	1,705,406
Metropolitan Transportation Authority, NY, 1.49%, 6/1/20 (Put Date), 11/15/39(1)	3,000	2,996,970
New Jersey Transportation Trust Fund Authority, (Transportation Program), 1.91%, 12/15/19 (Put Date), 6/15/34(1)	7,000	6,893,460
New Jersey Turnpike Authority, 1.096%, 1/1/18 (Put Date), 1/1/24(1)	1,000	1,001,250
New Jersey Turnpike Authority, 1.46%, 1/1/18(1)	5,000	4,998,150
North Texas Tollway Authority, 1.58%, 1/1/20 (Put Date), 1/1/38(1)	5,600	5,584,040

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)
Pennsylvania Turnpike Commission, 1.79%, 12/1/20(1)	$685	$684,808
Pennsylvania Turnpike Commission, 2.18%, 12/1/20(1)	2,450	2,472,075
Triborough Bridge and Tunnel Authority, NY, 1.226%, 2/1/21 (Put Date), 1/1/32(1)	5,000	4,962,300

		$68,275,274

Water and Sewer — 10.0%
Bellingham, WA, Water and Sewer Revenue, (Liq: Citibank, N.A.), 1.11%, 8/1/19(3)(4)	$3,430	$3,430,000
California Department of Water Resources, (Central Valley Project), 1.21%, 12/1/17 (Put Date), 12/1/35(1)	10,000	9,998,100
Louisiana Local Government Environmental Facilities and Community Development Authority, (East Baton Rouge Sewerage Commission), 1.267%, 8/1/18 (Put Date), 2/1/49(1)	3,000	2,991,030
Metropolitan Water District of Southern California, 1.29%, 3/27/18 (Put Date), 7/1/36(1)	4,000	4,001,640
Riverside, CA, Water System Revenue, 1.54%, 1/15/20 (Put Date), 10/1/35(1)	7,500	7,500,000

		$27,920,770

Total Tax-Exempt Municipal Securities — 98.5% (identified cost $275,039,625)		$274,499,123

Institutional MuniFund Term Preferred Shares — 0.7%

Security	Shares	Value
Nuveen Texas Quality Income Municipal Fund, (AMT), 1.81%, 11/1/18(4)(7)	400	$2,006,540

Total Institutional MuniFund Term Preferred Shares — 0.7% (identified cost $2,000,000)		$2,006,540

Total Investments — 99.2% (identified cost $277,039,625)		$276,505,663

Other Assets, Less Liabilities — 0.8%		$2,212,217

Net Assets — 100.0%		$278,717,880

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At March 31, 2017, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

California	23.5%
New York	13.8%
Others, representing less than 10% individually	61.9%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2017, 0.5% of total investments are backed by bond insurance of a financial guaranty assurance agency.

(1)	Floating-rate security. The stated interest rate represents the rate in effect at March 31, 2017.

(2)

Variable rate demand obligation that may be tendered at par on any day for payment the same or next business day. The stated interest rate, which generally resets daily, represents the rate in effect at March 31, 2017.

(3)

Floating-rate certificate issued by a tender option bond trust that owns the underlying municipal bond. The floating-rate certificate may be tendered at par on any day for payment the lesser of 5 business days or 7 calendar days. The stated interest rate, which generally resets weekly, represents the rate in effect at March 31, 2017.

(4)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At March 31, 2017, the aggregate value of these securities is $9,099,679 or 3.3% of the Fund’s net assets.

(5)	When-issued security.

(6)	Defaulted security. Issuer has defaulted on the payment of interest and/or principal.

(7)	Variable rate security. The stated dividend rate represents the rate in effect at March 31, 2017. Maturity date represents the mandatory redemption date. Each share represents $5,000 par value.

Abbreviations:

AGM	–	Assured Guaranty Municipal Corp.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
Liq	–	Liquidity Provider
PSF	–	Permanent School Fund
SPA	–	Standby Bond Purchase Agreement

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2017

Statement of Assets and Liabilities

Assets	March 31, 2017
Investments, at value (identified cost, $277,039,625)	$276,505,663
Cash	1,542,396
Interest receivable	443,756
Receivable for Fund shares sold	1,835,513
Total assets	$280,327,328

Liabilities
Payable for when-issued securities	$1,250,000
Payable for Fund shares redeemed	162,257
Distributions payable	26,865
Payable to affiliates:
Investment adviser fee	78,784
Distribution and service fees	18,602
Accrued expenses	72,940
Total liabilities	$1,609,448
Net Assets	$278,717,880

Sources of Net Assets
Paid-in capital	$279,876,178
Accumulated net realized loss	(588,971)
Accumulated distributions in excess of net investment income	(35,365)
Net unrealized depreciation	(533,962)
Net Assets	$278,717,880

Class A Shares
Net Assets	$139,417,731
Shares Outstanding	14,231,746
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.80
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$10.03

Class I Shares
Net Assets	$139,300,149
Shares Outstanding	14,214,126
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.80

On sales of $100,000 or more, the offering price of Class A shares is reduced.

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2017

Statement of Operations

Investment Income	Year Ended March 31, 2017
Interest	$2,376,107
Dividends	29,449
Total investment income	$2,405,556

Expenses
Investment adviser fee	$639,022
Distribution and service fees
Class A	201,611
Trustees’ fees and expenses	12,279
Custodian fee	56,074
Transfer and dividend disbursing agent fees	28,517
Legal and accounting services	48,181
Printing and postage	11,495
Registration fees	80,215
Miscellaneous	27,330
Total expenses	$1,104,724

Net investment income	$1,300,832

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(587,655)
Net realized loss	$(587,655)
Change in unrealized appreciation (depreciation) —
Investments	$664,893
Net change in unrealized appreciation (depreciation)	$664,893

Net realized and unrealized gain	$77,238

Net increase in net assets from operations	$1,378,070

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2017

Statements of Changes in Net Assets

	Year Ended March 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$1,300,832	$950,952
Net realized gain (loss) from investment transactions	(587,655)	588
Net change in unrealized appreciation (depreciation) from investments	664,893	(1,756,848)
Net increase (decrease) in net assets from operations	$1,378,070	$(805,308)
Distributions to shareholders —
From net investment income
Class A	$(933,839)	$(721,131)
Class I	(444,809)	(235,509)
From net realized gain
Class A	—	(13,405)
Class I	—	(3,367)
Total distributions to shareholders	$(1,378,648)	$(973,412)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$100,302,879	$19,007,949
Class I	149,772,041	29,110,340
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	545,439	361,168
Class I	375,733	164,614
Cost of shares redeemed
Class A	(91,003,418)	(29,890,669)
Class I	(40,716,557)	(33,327,464)
Net increase (decrease) in net assets from Fund share transactions	$119,276,117	$(14,574,062)

Net increase (decrease) in net assets	$119,275,539	$(16,352,782)

Net Assets
At beginning of year	$159,442,341	$175,795,123
At end of year	$278,717,880	$159,442,341

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(35,365)	$28,389

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2017

Financial Highlights

	Class A
	Year Ended March 31,
	2017	2016	2015		2014		2013
Net asset value — Beginning of year	$9.800	$9.900	$9.900		$10.420		$10.270

Income (Loss) From Operations
Net investment income(1)	$0.064	$0.053	$0.039		$0.166		$0.314
Net realized and unrealized gain (loss)	0.005	(0.099)	0.022		(0.511)		0.144

Total income (loss) from operations	$0.069	$(0.046)	$0.061		$(0.345)		$0.458

Less Distributions
From net investment income	$(0.069)	$(0.053)	$(0.041)		$(0.175)		$(0.308)
From net realized gain	—	(0.001)	(0.020)		—		—

Total distributions	$(0.069)	$(0.054)	$(0.061)		$(0.175)		$(0.308)

Net asset value — End of year	$9.800	$9.800	$9.900		$9.900		$10.420

Total Return(2)	0.71%	(0.46)%	0.62%		(3.33)%		4.49%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$139,418	$129,593	$141,537		$55,713		$50,528
Ratios (as a percentage of average daily net assets):
Expenses(3)	0.63%	0.61%	0.65	%(4)	0.72	%(4)	0.86%
Net investment income	0.65%	0.54%	0.40%		1.66%		3.01%
Portfolio Turnover	71%	7%	103%		115%		32%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.01% and 0.11% of average daily net assets for the years ended March 31, 2015 and 2014, respectively). Absent this reimbursement, total return would be lower.

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2017

Financial Highlights — continued

	Class I
	Year Ended March 31,
	2017	2016	2015		2014		2013
Net asset value — Beginning of year	$9.800	$9.910	$9.910		$10.430		$10.270

Income (Loss) From Operations
Net investment income(1)	$0.075	$0.067	$0.052		$0.183		$0.323
Net realized and unrealized gain (loss)	0.009	(0.108)	0.024		(0.512)		0.161

Total income (loss) from operations	$0.084	$(0.041)	$0.076		$(0.329)		$0.484

Less Distributions
From net investment income	$(0.084)	$(0.068)	$(0.056)		$(0.191)		$(0.324)
From net realized gain	—	(0.001)	(0.020)		—		—

Total distributions	$(0.084)	$(0.069)	$(0.076)		$(0.191)		$(0.324)

Net asset value — End of year	$9.800	$9.800	$9.910		$9.910		$10.430

Total Return(2)	0.86%	(0.41)%	0.77%		(3.17)%		4.74%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$139,300	$29,849	$34,258		$5,566		$4,148
Ratios (as a percentage of average daily net assets):
Expenses(3)	0.48%	0.46%	0.50	%(4)	0.57	%(4)	0.71%
Net investment income	0.77%	0.69%	0.53%		1.82%		3.09%
Portfolio Turnover	71%	7%	103%		115%		32%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.01% and 0.11% of average daily net assets for the years ended March 31, 2015 and 2014, respectively). Absent this reimbursement, total return would be lower.

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate Municipal Income Fund (the Fund) is a diversified series of Eaton Vance Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to provide current income exempt from regular federal income tax. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Institutional MuniFund Term Preferred Shares. Institutional MuniFund Term Preferred Shares are valued in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividends on Institutional MuniFund Term Preferred Shares are accrued daily based on rates that reset weekly.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest and dividend income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends.

As of March 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

15

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2017

Notes to Financial Statements — continued

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

The net investment income of the Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended March 31, 2017 and March 31, 2016 was as follows:

	Year Ended March 31,
	2017	2016

Distributions declared from:
Tax-exempt income	$1,365,555	$887,864
Ordinary income	$13,093	$80,256
Long-term capital gains	$—	$5,292

During the year ended March 31, 2017, accumulated net realized loss was increased by $5,133, accumulated distributions in excess of net investment income was decreased by $14,062 and paid-in capital was decreased by $8,929 due to differences between book and tax accounting, primarily for premium amortization, accretion of market discount, defaulted bond interest and tax treatment of distributions in excess of net tax-exempt income. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of March 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Deferred capital losses	$(587,565)
Net unrealized depreciation	$(543,868)
Other temporary differences	$(26,865)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, the timing of recognizing distributions to shareholders, premium amortization, accretion of market discount and defaulted bond interest.

At March 31, 2017, the Fund, for federal income tax purposes, had deferred capital losses of $587,565 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred

16

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2017

Notes to Financial Statements — continued

capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at March 31, 2017, $3,289 are short-term and $584,276 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund at March 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$277,049,531

Gross unrealized appreciation	$206,465
Gross unrealized depreciation	(750,333)

Net unrealized depreciation	$(543,868)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) and is payable monthly. The annual asset rate and daily income rate are 0.30% and 3.00%, respectively, on average daily net assets of up to $500 million and at reduced rates on daily net assets of $500 million or more. For the year ended March 31, 2017, the investment adviser fee amounted to $639,022 or 0.34% of the Fund’s average daily net assets. BMR had agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceeded 0.65% and 0.50% of the Fund’s average daily net assets for Class A and Class I, respectively, through July 31, 2016. Pursuant to this agreement, BMR reimbursed no expenses for the year ended March 31, 2017.

EVM serves as the administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended March 31, 2017, EVM earned $1,150 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $1,618 as its portion of the sales charge on sales of Class A shares for the year ended March 31, 2017. EVD also received distribution and service fees from Class A shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Trustees approved distribution and service fee payments equal to 0.15% per annum of its average daily net assets attributable to Class A shares. Distribution and service fees paid or accrued to EVD for the year ended March 31, 2017 amounted to $201,611 for Class A shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

Prior to September 30, 2015, Class A shares may have been subject to a 0.75% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Effective September 30, 2015, the CDSC on Class A shares was eliminated for new share purchases. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended March 31, 2017, the Fund was informed that EVD received approximately $1,000 of CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $229,743,558 and $129,203,727, respectively, for the year ended March 31, 2017.

17

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2017

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended March 31,
Class A	2017	2016

Sales	10,235,588	1,934,825
Issued to shareholders electing to receive payments of distributions in Fund shares	55,645	36,767
Redemptions	(9,284,879)	(3,040,918)

Net increase (decrease)	1,006,354	(1,069,326)

	Year Ended March 31,
Class I	2017	2016

Sales	15,285,029	2,956,486
Issued to shareholders electing to receive payments of distributions in Fund shares	38,332	16,751
Redemptions	(4,153,932)	(3,386,940)

Net increase (decrease)	11,169,429	(413,703)

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 1, 2017. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended March 31, 2017.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2017

Notes to Financial Statements — continued

At March 31, 2017, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$274,499,123	$—	$274,499,123
Institutional MuniFund Term Preferred Shares	—	2,006,540	—	2,006,540

Total Investments	$—	$276,505,663	$—	$276,505,663

The Fund held no investments or other financial instruments as of March 31, 2016 whose fair value was determined using Level 3 inputs. At March 31, 2017, there were no investments transferred between Level 1 and Level 2 during the year then ended.

19

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Investment Trust and Shareholders of Eaton Vance Floating-Rate Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Municipal Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Investment Trust), including the portfolio of investments, as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate Municipal Income Fund as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

May 19, 2017

20

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  For the fiscal year ended March 31, 2017, the Fund designates 99.05% of distributions from net investment income as an exempt-interest dividend.

21

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 177 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 177 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., LLC (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand LLP (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997). Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds effective September 30, 2017.

Directorships in the Last Five Years.(2) None.

Mark R. Fetting(3) 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashore Funds (9 funds) (2010-2014).

22

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valdo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dyne Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Avon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Sadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Trustee	2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006). Consistent with the Trustee retirement policy, Mr. Verni is currently expected to retire as a Trustee of all Eaton Vance funds effective July 1, 2017.

Directorships in the Last Five Years.(2) None.

23

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Scott E. Wennerholm(3) 1959	Trustee	2016

Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

24

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

25

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Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

14727    3.31.17

Eaton Vance

National Limited Maturity Municipal Income Fund

Annual Report

March 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report March 31, 2017

Eaton Vance

National Limited Maturity Municipal Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	27

Federal Tax Information	28

Management and Organization	29

Important Notices	32

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the period opened on April 1, 2016, U.S. Treasurys, along with municipal bonds, were several months into a rally that would continue through nearly the first half of the period. Falling government interest rates around the world, driven by actions such as quantitative easing in Japan and the European Union, put many sovereign rates into negative territory and made U.S. Treasurys and municipal bonds look attractive by comparison.

The United Kingdom’s June 2016 vote to leave the European Union, ongoing Federal Reserve Board (the Fed) caution, and mixed U.S. economic reports continued to fuel the municipal rally in the summer of 2016. Even the Commonwealth of Puerto Rico’s July 1, 2016 default on over $1 billion in municipal bond and debt service payments — its second default in 2016 and its largest to date — failed to put a dent in the municipal rally, as the market had expected the defaults for some time.

In early fall, however, remarks by the European Central Bank, the Bank of Japan and the Fed seemed to indicate that rates might begin to rise sooner than markets had anticipated. As a result, municipal rates crept upward in September and October of 2016. In November, Donald Trump’s surprise win in the U.S. presidential election precipitated one of the largest municipal market declines in at least two decades. Rates rose and prices fell as markets anticipated that decreasing regulation and lower tax rates under a Trump administration could lead to higher economic growth and inflation.

Municipal bonds rallied modestly in December 2016, despite a Fed rate hike, making back some of the losses they had suffered the previous month. During January and February 2017, municipal bonds continued to stabilize, with little movement in interest rates. In the final month of the period, rates seesawed as President Trump’s March 1 address to Congress increased confidence in his pro-growth agenda and drove rates up — but the failure of Congress to pass health care reform later in the month cast doubt on the ability to enact that agenda, driving yields back down.

For the 12-month period as a whole, municipal market returns were virtually flat. Coupon yields and price appreciation earlier in the fiscal year were balanced by price declines from September through November 2016, and then a modest price recovery in the final months of the period. The yield curve for municipal AAA-rated6 issues experienced a “bear flattening.” Rates rose throughout the curve, but the greatest increases occurred in the middle of the curve, causing the curve to flatten. Across the yield curve, municipal bonds, which had outperformed U.S. Treasurys from the beginning of the period until the election, performed approximately even with U.S. Treasurys for the period as a whole.

Fund Performance

For the 12-month period ended March 31, 2017, Eaton Vance National Limited Maturity Municipal Income Fund (the Fund) had a total return of -0.29% for Class A shares at net asset value (NAV), underperforming the -0.06% return of the Fund’s benchmark, the Bloomberg Barclays 7 Year Municipal Bond Index (the Index).2

The Fund’s overall strategy is to invest in municipal obligations that are exempt from regular federal income tax. The Fund seeks to maintain a dollar-weighted average portfolio duration7 between three and nine years.

While the Index includes only bonds with maturities of six to eight years, the Fund may invest in individual municipal obligations of any maturity and own some longer-maturity bonds in order to capture their potentially higher yields and greater tax-exempt income.

Detractors from Fund performance versus the Index during the period included security selection in state general obligation bonds; security selection in electric utility revenue bonds; an overweight, relative to the Index, in bonds with 10–20 years remaining to maturity; and security selection and an overweight in 3.00% to 4.00% coupon bonds. In the municipal market, 5.00% coupon bonds are the most commonly held structure. Since lower coupon structures are less common, they trade at various spreads to 5.00% coupon bonds. During the period, spreads on the specific securities selected widened, causing the lower coupon structures to underperform the Index during the period.

In contrast, contributors to Fund performance versus the Index included an overweight and security selection in the industrial development revenue sector; an overweight and security selection in pre-refunded, or escrowed, bonds; an overweight and security selection in zero-coupon bonds; and an overweight and security selection in non-rated bonds.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2017

Performance2,3

Portfolio Manager Adam A. Weigold, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/27/1996	05/22/1992	–0.29%	2.40%	2.97%
Class A with 2.25% Maximum Sales Charge	—	—	–2.50	1.92	2.73
Class B at NAV	05/22/1992	05/22/1992	–1.03	1.63	2.20
Class B with 3% Maximum Sales Charge	—	—	–3.94	1.63	2.20
Class C at NAV	12/08/1993	05/22/1992	–1.03	1.62	2.20
Class C with 1% Maximum Sales Charge	—	—	–2.00	1.62	2.20
Class I at NAV	10/01/2009	05/22/1992	–0.24	2.55	3.07
Bloomberg Barclays 7 Year Municipal Bond Index	—	—	–0.06%	2.72%	4.47%

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		0.66%	1.41%	1.41%	0.51%

% Distribution Rates/Yields[5]		Class A	Class B	Class C	Class I
Distribution Rate		2.80%	2.00%	2.04%	2.95%
Taxable-Equivalent Distribution Rate		4.95	3.53	3.60	5.21
SEC 30-day Yield		1.55	0.81	0.85	1.74
Taxable-Equivalent SEC 30-day Yield		2.74	1.43	1.50	3.07

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	03/31/2007	$12,432	N.A.
Class C	$10,000	03/31/2007	$12,432	N.A.
Class I	$250,000	03/31/2007	$338,271	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2017

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2017

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays 7 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 6-8 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ.

[6]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment- grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

[7]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2017

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2016 – March 31, 2017).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period* (10/1/16 – 3/31/17)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$983.40	$3.41	0.69%
Class B	$1,000.00	$980.70	$7.11	1.44%
Class C	$1,000.00	$979.80	$7.11	1.44%
Class I	$1,000.00	$984.10	$2.67	0.54%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.50	$3.48	0.69%
Class B	$1,000.00	$1,017.80	$7.24	1.44%
Class C	$1,000.00	$1,017.80	$7.24	1.44%
Class I	$1,000.00	$1,022.20	$2.72	0.54%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2016.

6

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2017

Portfolio of Investments

Tax-Exempt Municipal Securities — 97.8%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 1.6%
Idaho Bond Bank Authority, Prerefunded to 9/15/18, 5.00%, 9/15/21	$210	$222,237
Massachusetts Water Pollution Abatement Trust, 5.00%, 8/1/25	3,000	3,672,570
New York Environmental Facilities Corp., (Water Revenue-Sub-Revolving), 5.00%, 6/15/22	3,130	3,659,784
Ohio Water Development Authority, Water Pollution Control Loan Fund, (Water Quality), 5.25%, 6/1/20	280	315,252
Rhode Island Clean Water Finance Agency, Water Pollution Control, 4.00%, 10/1/20	1,850	2,014,372

		$9,884,215

Education — 4.1%
Allegheny County Higher Education Building Authority, PA, (Duquesne University), 5.00%, 3/1/25	$100	$113,397
California Educational Facilities Authority, (Claremont McKenna College), 5.00%, 1/1/27	145	149,233
California Educational Facilities Authority, (Loyola Marymount University), 5.00%, 10/1/25	500	539,770
Dutchess County Local Development Corp., NY, (Culinary Institute of America), 5.00%, 7/1/21	250	279,755
Dutchess County Local Development Corp., NY, (Culinary Institute of America), 5.00%, 7/1/22	300	340,236
Dutchess County Local Development Corp., NY, (Culinary Institute of America), 5.00%, 7/1/23	300	343,611
Dutchess County Local Development Corp., NY, (Culinary Institute of America), 5.00%, 7/1/24	665	767,915
Forest Grove, OR, (Pacific University), Series 2015A, 5.00%, 5/1/22	200	225,528
Forest Grove, OR, (Pacific University), Series 2015A, 5.00%, 5/1/23	400	455,788
Houston Higher Education Finance Corp., TX, (St. John’s School), 5.00%, 9/1/25	1,000	1,123,910
New Jersey Educational Facilities Authority, (University of Medicine and Dentistry of New Jersey), Prerefunded to 6/1/19, 7.125%, 12/1/23	2,750	3,101,917
New York Dormitory Authority, (Icahn School of Medicine at Mount Sinai), 5.00%, 7/1/23	4,000	4,648,080
New York Dormitory Authority, (Third Generation Resolution), 5.00%, 5/15/26	3,400	3,918,976
Ohio State University, General Receipts, 5.00%, 12/1/23	225	240,352
Romeoville, IL, (Lewis University), 5.00%, 10/1/21	500	552,770
Romeoville, IL, (Lewis University), 5.00%, 10/1/22	500	558,750
Union County Higher Educational Facilities Financing Authority, PA, (Bucknell University), 5.00%, 4/1/28	530	594,172

Security	Principal Amount (000’s omitted)	Value

Education (continued)
University of California, Prerefunded to 5/15/17, 5.00%, 5/15/21	$480	$487,339
University of California, Series Q, 5.00%, 5/15/21	20	20,302
University of Massachusetts Building Authority, 5.00%, 11/1/22	1,750	2,052,417
Vermont Educational and Health Buildings Financing Agency, (St. Michael’s College), 5.00%, 10/1/23	1,235	1,385,485
Vermont Educational and Health Buildings Financing Agency, (St. Michael’s College), 5.00%, 10/1/24	675	757,337
Vermont Educational and Health Buildings Financing Agency, (St. Michael’s College), 5.00%, 10/1/26	575	638,837
Washington County Industrial Development Authority, PA, (Washington & Jefferson College), 5.00%, 11/1/23	1,000	1,088,740

		$24,384,617

Electric Utilities — 6.6%
American Municipal Power-Ohio, Inc., (Meldahl Hydroelectric Project), 5.00%, 2/15/21	$4,235	$4,772,210
Apache County Industrial Development Authority, AZ, (Tucson Electric Power Co.), 4.50%, 3/1/30	2,390	2,515,786
Chesterfield County Economic Development Authority, VA, (Virginia Electric and Power Co.), 5.00%, 5/1/23	2,000	2,155,600
Escambia County, FL, (Gulf Power Co.), 2.10% to 4/11/19 (Put Date), 7/1/22	2,250	2,280,577
Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), (AMT), 3.25%, 1/1/25	3,000	3,047,280
Mason County, WV, (Appalachian Power Co.), 1.625% to 10/1/18 (Put Date), 10/1/22	2,950	2,951,091
Montgomery County Industrial Development Authority, PA, (Exelon Generation Co., LLC), 2.55% to 6/1/20 (Put Date), 6/1/29	1,750	1,747,217
Montgomery County Industrial Development Authority, PA, (Exelon Generation Co., LLC), (AMT), 2.70% to 4/1/20 (Put Date), 10/1/34	1,500	1,494,690
Municipal Electric Authority of Georgia, 5.25%, 1/1/21	2,000	2,226,740
Nebraska Public Power District, 5.00%, 1/1/29	2,000	2,349,460
Pima County Industrial Development Authority, AZ, (Tucson Electric Power Co.), 4.00%, 9/1/29	2,685	2,795,488
Pima County Industrial Development Authority, AZ, (Tucson Electric Power Co.), 4.95%, 10/1/20	5,045	5,499,050
Vernon, Electric System Revenue, CA, 5.125%, 8/1/21	5,070	5,458,565

		$39,293,754

Escrowed / Prerefunded — 3.5%
Bucks County, PA, Prerefunded to 11/1/18, 5.125%, 5/1/21	$500	$532,585
California Educational Facilities Authority, (Claremont McKenna College), Prerefunded to 1/1/18, 5.00%, 1/1/27	355	366,122

7	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded (continued)
Chester County, PA, Prerefunded to 7/15/19, 5.00%, 7/15/28	$1,205	$1,310,715
Dauphin County General Authority, PA, (Pinnacle Health System), Prerefunded to 6/1/19, 5.75%, 6/1/20	3,860	4,241,561
Massachusetts Development Finance Agency, (Dominion Energy Brayton), Prerefunded to 5/1/19, 5.75%, 12/1/42	3,200	3,504,000
Massachusetts Turnpike Authority, Escrowed to Maturity, 5.00%, 1/1/20	1,415	1,503,876
Michigan, Prerefunded to 5/1/19, 6.00%, 11/1/22	2,985	3,284,545
New York Dormitory Authority, (NYU Hospital Center), Prerefunded to 7/1/17, 5.25%, 7/1/24	1,255	1,269,382
North Carolina Eastern Municipal Power Agency, Escrowed to Maturity, 4.00%, 1/1/18	550	561,874
Ohio State University, General Receipts, Prerefunded to 12/1/18, 5.00%, 12/1/23	25	26,658
Onondaga Civic Development Corp., NY, (St. Joseph’s Hospital Health Center), Prerefunded to 7/1/19, 4.625%, 7/1/22	1,000	1,077,530
University of Pittsburgh, PA, Prerefunded to 3/15/19, 5.50%, 9/15/23	750	814,305
Vernon, Electric System Revenue, CA, Prerefunded to 8/1/19, 5.125%, 8/1/21	2,185	2,327,353

		$20,820,506

General Obligations — 11.4%
Beaverton School District 48J, Washington and Multnomah Counties, OR, 5.00%, 6/15/22	$4,000	$4,679,000
Bergen County Improvement Authority, NJ, (County Administration Complex), 5.00%, 11/15/24	1,100	1,328,327
Bingham and Bonneville Counties Joint School District No. 93, ID, 5.00%, 9/15/25	630	736,445
Chester County, PA, 5.00%, 7/15/28	325	352,433
Daniel Boone Area School District, PA, 5.00%, 8/15/19	1,000	1,049,200
Franklin Township School District, NJ, 5.00%, 8/15/22	1,000	1,159,630
Gwinnett County School District, GA, 5.00%, 2/1/26	2,220	2,681,516
Illinois, 5.00%, 2/1/23	5,000	5,291,750
Illinois, 5.00%, 2/1/25	4,000	4,220,120
Kentwood Public Schools, MI, 4.00%, 5/1/21	465	507,980
Kentwood Public Schools, MI, 4.00%, 5/1/23	950	1,053,541
Laredo Independent School District, TX, (PSF Guaranteed), 0.00%, 8/1/21	1,750	1,629,582
Leander Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/19	1,385	1,343,796
Massachusetts, 5.00%, 8/1/23	7,500	8,922,525
Millcreek Township School District, PA, 5.00%, 9/15/21	3,730	4,201,062
Millcreek Township School District, PA, 5.00%, 9/15/25	500	576,965
Mount Lebanon School District, PA, 5.00%, 2/15/28	1,280	1,362,266
New York, NY, 5.00%, 8/1/24	2,000	2,378,560

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Omaha Public Facilities Corp., NE, (Omaha Baseball Stadium), 5.00%, 6/1/22	$1,925	$2,235,425
Omaha Public Facilities Corp., NE, (Omaha Baseball Stadium), 5.00%, 6/1/23	2,095	2,469,335
Oregon, 5.00%, 5/1/28	500	604,165
Oregon, 5.00%, 5/1/29	1,000	1,199,930
Oregon, 5.00%, 8/1/29	1,500	1,804,755
Oregon, 5.00%, 11/1/30	1,370	1,631,204
Palo Alto, CA, (Election of 2008), 5.00%, 8/1/28	1,250	1,389,825
Pittsburgh, PA, 5.00%, 9/1/26	1,000	1,140,760
Salem-Keizer School District No. 24J, OR, 0.00%, 6/15/23	13,860	12,136,509

		$68,086,606

Hospital — 10.8%
Allegheny County Hospital Development Authority, PA, (University of Pittsburgh Medical Center), 5.00%, 6/15/18	$500	$524,000
Allegheny County Hospital Development Authority, PA, (University of Pittsburgh Medical Center), 5.00%, 9/1/18	500	527,500
Boone County, MO, (Boone Hospital Center), 5.00%, 8/1/28	1,000	1,117,240
California Municipal Finance Authority, (NorthBay Healthcare Group), Series 2015, 5.00%, 11/1/17	540	550,249
California Municipal Finance Authority, (NorthBay Healthcare Group), Series 2015, 5.00%, 11/1/21	300	331,248
California Municipal Finance Authority, (NorthBay Healthcare Group), Series 2015, 5.00%, 11/1/22	185	205,744
California Statewide Communities Development Authority, (John Muir Health), 5.00%, 7/1/18	500	524,710
California Statewide Communities Development Authority, (Kaiser Permanente), 5.00%, 4/1/19	500	538,680
Dauphin County General Authority, PA, (Pinnacle Health System), 5.75%, 6/1/20	2,640	2,883,091
Delaware Health Facilities Authority, (Nanticoke Memorial Hospital, Inc.), 5.00%, 7/1/23	1,000	1,098,240
Florence County, SC, (McLeod Regional Medical Center), 5.00%, 11/1/22	665	773,887
Halifax Hospital Medical Center, FL, 5.00%, 6/1/22	515	586,065
Halifax Hospital Medical Center, FL, 5.00%, 6/1/24	325	375,232
Halifax Hospital Medical Center, FL, 5.00%, 6/1/25	1,380	1,595,694
Hamilton County, OH, (Cincinnati Children’s Hospital Medical Center), 5.00%, 5/15/24	1,250	1,473,725
Hawaii Department of Budget and Finance, (Hawaii Pacific Health Group), 5.00%, 7/1/24	460	535,109
Illinois Finance Authority, (Presence Health Network), 5.00%, 2/15/23	1,000	1,090,190
Illinois Finance Authority, (Presence Health Network), 5.00%, 2/15/24	500	545,125

8	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Illinois Finance Authority, (Rush University Medical Center), 5.00%, 11/15/22	$2,215	$2,556,309
Illinois Finance Authority, (Silver Cross Hospital and Medical Centers), 5.00%, 8/15/20	1,000	1,092,130
Louisville/Jefferson County Metro Government, KY, (Norton Healthcare, Inc.), 5.00%, 10/1/31	3,200	3,579,616
Lycoming County Authority, PA, (Susquehanna Health System), 5.10%, 7/1/20	750	808,808
Massachusetts Health and Educational Facilities Authority, (Lowell General Hospital), 4.75%, 7/1/25	2,715	2,885,230
Massachusetts Health and Educational Facilities Authority, (Partners HealthCare System), 5.00%, 7/1/22	1,250	1,356,275
Michigan Finance Authority, (Beaumont Health), 5.00%, 8/1/22	1,500	1,716,120
New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/20	650	718,179
New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/21	760	857,394
New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/22	1,000	1,144,770
New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/25	1,340	1,582,848
New Jersey Health Care Facilities Financing Authority, (Virtua Health, Inc.), 5.25%, 7/1/17	1,000	1,010,850
New York Dormitory Authority, (NYU Hospitals Center), 5.00%, 7/1/21	1,000	1,129,900
New York Dormitory Authority, (Orange Regional Medical Center), 5.00%, 12/1/26(1)	1,500	1,686,600
New York Dormitory Authority, (Orange Regional Medical Center), 5.00%, 12/1/27(1)	1,200	1,346,892
Norfolk Economic Development Authority, VA, (Bon Secours Health System, Inc.), 5.00%, 11/1/27	2,500	2,819,800
Oklahoma Development Finance Authority, (St. John Health System), 5.00%, 2/15/26	5,000	5,543,300
Orange County Health Facilities Authority, FL, (Orlando Health, Inc.), 5.125%, 10/1/26	955	1,037,426
Orange County Health Facilities Authority, FL, (Orlando Health, Inc.), 5.375%, 10/1/23	970	1,059,764
Oregon Facilities Authority, (Providence Health and Services Group), 5.00%, 10/1/24	1,000	1,160,830
Philadelphia Hospitals and Higher Education Facilities Authority, PA, (The Children’s Hospital of Philadelphia), 5.00%, 7/1/32	925	1,020,016
Pulaski County, AR, (Arkansas Children’s Hospital), 5.00%, 3/1/25	1,000	1,187,520
Rhode Island Health and Educational Building Corp., (Care New England Health System), 5.00%, 9/1/31	2,650	2,715,905
Southeastern Ohio Port Authority, (Memorial Health System Obligated Group), 5.00%, 12/1/17	490	498,438

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Southeastern Ohio Port Authority, (Memorial Health System Obligated Group), 5.00%, 12/1/18	$490	$509,713
Southeastern Ohio Port Authority, (Memorial Health System Obligated Group), 5.00%, 12/1/19	350	372,152
Southeastern Ohio Port Authority, (Memorial Health System Obligated Group), 5.00%, 12/1/20	375	402,630
Southeastern Ohio Port Authority, (Memorial Health System Obligated Group), 5.00%, 12/1/22	500	537,250
Southeastern Ohio Port Authority, (Memorial Health System Obligated Group), 5.00%, 12/1/23	250	268,155
Southeastern Ohio Port Authority, (Memorial Health System Obligated Group), 5.00%, 12/1/24	285	305,050
University of California, (Regents Medical Center), 5.00%, 5/15/22	890	1,038,283
Washington Township Health Care District, CA, 5.50%, 7/1/19	250	271,688
Washington Township Health Care District, CA, 5.75%, 7/1/24	1,750	1,888,792
Wisconsin Health and Educational Facilities Authority, (Ascension Senior Credit Group), 5.00%, 11/15/23	845	1,001,350
Wisconsin Health and Educational Facilities Authority, (Ascension Senior Credit Group), 5.00%, 11/15/24	625	745,550
Yuma Industrial Development Authority, AZ, (Yuma Regional Medical Center), 5.00%, 8/1/25	1,230	1,410,133

		$64,541,395

Housing — 0.7%
Allegheny County Residential Finance Authority, PA, SFMR, (AMT), 4.80%, 11/1/22	$555	$556,077
New Hope Cultural Education Facilities Finance Corp., TX, (CHF-Collegiate Housing Corpus Christi II, LLC - Texas A&M University), 4.00%, 4/1/23	350	370,114
New Hope Cultural Education Facilities Finance Corp., TX, (CHF-Collegiate Housing Corpus Christi II, LLC - Texas A&M University), 4.00%, 4/1/24	270	284,472
New Hope Cultural Education Facilities Finance Corp., TX, (CHF-Collegiate Housing Corpus Christi II, LLC - Texas A&M University), 4.00%, 4/1/25	360	378,263
New Hope Cultural Education Facilities Finance Corp., TX, (CHF-Collegiate Housing Corpus Christi II, LLC - Texas A&M University), 4.00%, 4/1/26	375	391,519
New Hope Cultural Education Facilities Finance Corp., TX, (CHF-Collegiate Housing Corpus Christi II, LLC - Texas A&M University), 5.00%, 4/1/31	1,330	1,439,419
Sandoval County, NM, MFMR, 6.00%, 5/1/32(1)	560	560,106
Texas Student Housing Corp., (University of North Texas), 9.375%, 7/1/06(2)	95	79,799

		$4,059,769

9	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Industrial Development Revenue — 4.9%
Amelia County Industrial Development Authority, VA, (Waste Management, Inc.), (AMT), 2.125% to 4/1/20 (Put Date), 4/1/27	$1,870	$1,888,494
Maine Finance Authority, (Casella Waste Systems, Inc.), (AMT), 5.125% to 8/1/25 (Put Date), 8/1/35(1)	1,880	1,817,998
New Hampshire Business Finance Authority, (Casella Waste Systems, Inc.), (AMT), 4.00% to 10/1/19 (Put Date), 4/1/29(1)	2,300	2,274,056
New Jersey Economic Development Authority, (New Jersey-American Water Co., Inc.), (AMT), 5.10%, 6/1/23	1,780	1,935,412
New York Energy Research and Development Authority, (New York Electric and Gas Corp.), 2.00% to 5/1/20 (Put Date), 6/1/29	3,000	2,988,720
New York Environmental Facilities Corp., (Casella Waste Systems, Inc.), (AMT), 3.75% to 12/2/19 (Put Date), 12/1/44(1)	1,750	1,722,122
Pennsylvania Economic Development Financing Authority, (Aqua Pennsylvania, Inc.), (AMT), 6.75%, 10/1/18	500	539,645
Public Finance Authority, WI, (Celanese Corp.), (AMT), 5.00%, 1/1/24	3,000	3,271,110
Public Finance Authority, WI, (Waste Management, Inc.), (AMT), 2.625%, 11/1/25	1,000	964,140
Richland County, SC, (International Paper Co.), (AMT), 3.875%, 4/1/23	6,000	6,301,140
Whiting, IN, (BP Products North America, Inc.), (AMT), 5.00% to 3/1/23 (Put Date), 3/1/46	5,000	5,662,850

		$29,365,687

Insured – Cogeneration — 0.1%
Pennsylvania Economic Development Financing Authority, (Colver), (AMBAC), (AMT), 4.625%, 12/1/18	$830	$835,976

		$835,976

Insured – Education — 1.6%
California Educational Facilities Authority, (Santa Clara University), (NPFG), 5.00%, 9/1/23	$500	$580,710
New Jersey Educational Facilities Authority, (Ramapo College), (AMBAC), 4.50%, 7/1/21	1,000	1,009,340
New York Dormitory Authority, (Educational Housing Services), (AMBAC), 5.25%, 7/1/21	2,025	2,319,374
New York Dormitory Authority, (Rochester Institute of Technology), (AMBAC), 5.25%, 7/1/22	5,150	5,959,323

		$9,868,747

Security	Principal Amount (000’s omitted)	Value

Insured – Electric Utilities — 0.5%
Louisiana Energy & Power Authority, (AGM), 5.25%, 6/1/25	$1,125	$1,315,350
Northern California Power Agency, (Hydroelectric), (AGC), 5.00%, 7/1/24	500	523,815
Paducah Electric Plant Board, KY, (AGM), 5.00%, 10/1/26	1,100	1,287,385

		$3,126,550

Insured – Escrowed / Prerefunded — 1.9%
Bethlehem Area School District, (AGM), Prerefunded to 1/15/20, 5.25%, 1/15/25	$1,250	$1,387,862
Cambria County, PA, (BAM), Escrowed to Maturity, 5.00%, 8/1/21	925	1,061,428
Denver City and County, Excise Tax Revenue, CO, (AGC), Prerefunded to 9/1/19, 6.00%, 9/1/23	5,000	5,578,750
North Hudson Sewer Authority, NJ, (NPFG), Escrowed to Maturity, 5.125%, 8/1/22	1,000	1,175,720
Pittsburgh School District, PA, (AGM), Prerefunded to 9/1/20, 5.00%, 9/1/22	15	16,847
San Mateo County Transportation District, CA, (NPFG), Escrowed to Maturity, 5.25%, 6/1/17	500	503,835
Westmoreland Municipal Authority, PA, (FGIC), Escrowed to Maturity, 0.00%, 8/15/19	1,900	1,844,121

		$11,568,563

Insured – General Obligations — 9.9%
Bolingbrook, IL, (AGM), 5.00%, 1/1/23	$1,000	$1,136,530
Boston, MA, (NPFG), 0.125%, 3/1/22	8,000	7,393,920
Cambria County, PA, (BAM), 5.00%, 8/1/21	1,455	1,616,301
Cambria County, PA, (BAM), 5.00%, 8/1/22	2,430	2,730,955
Delaware Valley Regional Finance Authority, PA, (AMBAC), 5.50%, 8/1/18	750	790,088
Freehold Regional High School District, NJ, (NPFG), 5.00%, 3/1/18	100	103,628
Hillsborough Township School District, NJ, (AGM), 5.375%, 10/1/18	970	1,030,848
Jackson Township Board of Education of Ocean County, NJ, (NPFG), 5.25%, 6/15/23	6,000	7,022,160
Linn County Community School District No. 9, OR, (Lebanon), (NPFG), 5.25%, 6/15/21	1,055	1,216,816
Linn County Community School District No. 9, OR, (Lebanon), (NPFG), 5.25%, 6/15/22	625	735,106
Livonia Public Schools School District, MI, (BAM), 5.00%, 5/1/22	1,675	1,871,210
Luzerne County, PA, (AGM), 5.00%, 11/15/22	2,250	2,526,165
McHenry County Community Unit School District No. 12, IL, (AGM), 5.00%, 1/1/23	940	1,054,924

10	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – General Obligations (continued)
McHenry County Community Unit School District No. 12, IL, (AGM), 5.00%, 1/1/24	$1,075	$1,215,965
New Haven, CT, (AGM), 5.00%, 8/1/22	5,000	5,563,600
Pennsylvania, (NPFG), 5.375%, 7/1/19	1,000	1,091,220
Philadelphia School District, PA, (AGM), 5.50%, 6/1/21	1,000	1,118,880
Rockland County, NY, (AGM), 5.00%, 3/1/21	3,000	3,345,450
Rockland, NY, (AGM), 4.00%, 5/1/21	1,820	1,965,254
San Mateo County Community College District, CA, (Election of 2005), (NPFG), 0.00%, 9/1/22	3,000	2,700,660
Washington, (AMBAC), 0.00%, 12/1/22	10,000	8,964,500
West Virginia, (NPFG), 0.00%, 11/1/21	4,275	3,917,311

		$59,111,491

Insured – Hospital — 0.3%
Allegheny County Hospital Development Authority, PA, (UPMC Health System), (NPFG), 6.00%, 7/1/24	$250	$308,805
Oregon Health and Science University, (NPFG), 0.00%, 7/1/21	1,800	1,590,336

		$1,899,141

Insured – Other Revenue — 0.0%(3)
Cleveland, OH, Parking Facilities, (AGM), Escrowed to Maturity, 5.25%, 9/15/20	$160	$181,176

		$181,176

Insured – Special Tax Revenue — 2.6%
Garden State Preservation Trust, NJ, (AGM), 5.75%, 11/1/28	$1,000	$1,225,930
Illinois Sports Facilities Authority, (AMBAC), 0.00%, 6/15/22	7,000	5,876,430
Massachusetts, Special Obligation, (AGM), 5.50%, 6/1/21	5,000	5,826,800
Pennsylvania Turnpike Commission, Registration Fee Revenue, (AGM), 5.25%, 7/15/22	1,000	1,161,960
Successor Agency to Burbank Redevelopment Agency, CA, (BAM), 5.00%, 12/1/22	1,305	1,522,400

		$15,613,520

Insured – Student Loan — 0.4%
Maine Educational Loan Authority, (AGC), 5.625%, 12/1/27	$1,960	$2,094,750

		$2,094,750

Insured – Transportation — 1.6%
New Jersey Transportation Trust Fund Authority, (NPFG), 5.50%, 12/15/20	$5,000	$5,532,750
New Orleans Aviation Board, LA, (AGC), 6.00%, 1/1/23	1,040	1,122,014
Ohio Turnpike Commission, (NPFG), 5.50%, 2/15/18	1,750	1,819,912

Security	Principal Amount (000’s omitted)	Value

Insured – Transportation (continued)
Port of Oakland, CA, (NPFG), (AMT), 5.00%, 11/1/21	$665	$680,189
San Jose, CA, Airport Revenue, (AMBAC), (AMT), 5.50%, 3/1/18	675	702,581

		$9,857,446

Insured – Water and Sewer — 2.0%
Allegheny County Sanitation Authority, PA, (AGM), 5.00%, 6/1/24	$500	$562,445
Altoona City Authority Water Revenue, PA, (AGM), 5.25%, 11/1/19	1,355	1,481,191
Kansas City Water Revenue, MO, (BHAC), 5.00%, 12/1/23	3,125	3,326,907
Michigan Finance Authority, (Detroit Water and Sewerage Department), (AGM), 5.00%, 7/1/23	5,000	5,772,250
Passaic Valley Water Commission, NJ, (AGM), 5.00%, 12/15/17	1,020	1,048,570

		$12,191,363

Lease Revenue / Certificates of Participation — 1.0%
California Public Works, (University of California), Escrowed to Maturity, 5.25%, 6/1/20	$500	$562,090
California State Public Works Board, 5.00%, 11/1/26	2,725	3,177,759
Michigan Strategic Fund, Limited Obligation Revenue, (Facility for Rare Isotope Beams), 5.00%, 3/1/21	500	566,060
Saint Johns County, FL, School Board, 5.00%, 7/1/21	1,500	1,710,030

		$6,015,939

Other Revenue — 3.4%
Brooklyn Arena Local Development Corp., NY, (Barclays Center), 5.00%, 7/15/23	$1,200	$1,369,176
Brooklyn Arena Local Development Corp., NY, (Barclays Center), 5.00%, 7/15/24	1,500	1,724,295
California Infrastructure and Economic Development Bank, (Academy of Motion Picture Arts and Sciences Obligated Group), 5.00%, 11/1/23	1,000	1,180,320
Central Falls Detention Facility Corp., RI, 7.25%, 7/15/35(4)	1,200	296,940
New Mexico Municipal Energy Acquisition Authority, (SPA: Royal Bank of Canada), 1.276%, 8/1/19 (Put Date), 11/1/39(5)	400	398,440
Non-Profit Preferred Funding Trust, Various States, 4.47%, 9/15/37(1)	4,500	4,571,910
Otero County, NM, Jail Project Revenue, 5.75%, 4/1/18	115	114,303
Philadelphia Redevelopment Authority, PA, (Transformation Initiative), 5.00%, 4/15/24	750	832,508
Riversouth Authority, OH, (Lazarus Building Redevelopment), 5.75%, 12/1/27	300	305,286
Seminole Tribe, FL, 5.50%, 10/1/24(1)	1,825	1,852,229

11	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Other Revenue (continued)
Seminole Tribe, FL, 5.75%, 10/1/22(1)	$5,250	$5,334,787
Will and Kankakee Counties Community Unit School District No. 255-U, IL, 5.00%, 6/1/23	675	756,020
Will and Kankakee Counties Community Unit School District No. 255-U, IL, 5.00%, 6/1/24	590	664,517
Will and Kankakee Counties Community Unit School District No. 255-U, IL, 5.00%, 6/1/25	1,000	1,131,250

		$20,531,981

Senior Living / Life Care — 3.3%
Connecticut Health and Educational Facilities Authority, (Church Home of Hartford, Inc.), 2.875%, 9/1/20(1)	$700	$687,141
Connecticut Health and Educational Facilities Authority, (Church Home of Hartford, Inc.), 3.25%, 9/1/21(1)	700	683,935
Hawaii State Department of Budget and Finance, Special Purpose Senior Living Revenue, 5.00%, 11/15/27	1,775	1,928,520
Howard County, MD, (Vantage House), 5.00%, 4/1/21	335	345,968
Illinois Finance Authority, (Presbyterian Homes Obligated Group), 1.899%, 5/1/21 (Put Date), 5/1/36(5)	1,300	1,301,417
Lancaster County Hospital Authority, PA, (Brethren Village), 5.00%, 7/1/20(6)	1,155	1,244,674
Lancaster Industrial Development Authority, PA, (Garden Spot Village), 5.00%, 5/1/23	340	368,954
Massachusetts Development Finance Agency, (Volunteers of America), 5.00%, 11/1/17(1)	100	100,842
Missouri Health and Educational Facilities Authority, (Bethesda Health Group, Inc.), 5.00%, 8/1/21	350	375,774
Missouri Health and Educational Facilities Authority, (Bethesda Health Group, Inc.), 5.00%, 8/1/22	315	338,786
Missouri Health and Educational Facilities Authority, (Bethesda Health Group, Inc.), 5.00%, 8/1/23	705	758,700
Missouri Health and Educational Facilities Authority, (Bethesda Health Group, Inc.), 5.00%, 8/1/24	380	409,663
New Jersey Economic Development Authority, (Cranes Mill Project), 5.50%, 7/1/18	135	137,684
North Miami, FL, (Imperial Club), 6.125%, 1/1/42	495	353,846
North Oaks, MN, (Waverly Gardens), 3.00%, 10/1/18	1,000	1,010,040
North Oaks, MN, (Waverly Gardens), 4.00%, 10/1/20	1,230	1,280,135
North Oaks, MN, (Waverly Gardens), 4.00%, 10/1/21	1,380	1,437,987
North Oaks, MN, (Waverly Gardens), 4.00%, 10/1/22	1,435	1,493,577
Tempe Industrial Development Authority, AZ, (Friendship Village of Tempe), 6.00%, 12/1/27	2,140	2,294,058
Washington Housing Finance Commission, (Wesley Homes at Lea Hill), 3.75%, 7/1/26(1)	3,420	3,223,145

		$19,774,846

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue — 6.5%
Detroit Downtown Development Authority, MI, 0.00%, 7/1/21	$2,000	$1,621,620
Garden State Preservation Trust, NJ, 4.00%, 11/1/23	2,040	2,146,590
Jurupa Public Financing Authority, CA, 5.00%, 9/1/21	600	681,870
Louisiana, Highway Improvement Revenue, 5.00%, 6/15/25	750	889,462
Michigan Finance Authority, Detroit Financial Recovery Income Tax Revenue, 4.00%, 10/1/24	2,500	2,602,775
Michigan Trunk Line, 5.00%, 11/15/23	600	680,646
Michigan Trunk Line, 5.00%, 11/15/26	1,100	1,247,851
Michigan Trunk Line, 5.00%, 11/15/28	2,000	2,258,420
Michigan Trunk Line, 5.00%, 11/15/29	1,500	1,690,995
New River Community Development District, FL, (Capital Improvements), 5.00%, 5/1/13(2)	280	0
New River Community Development District, FL, (Capital Improvements), Series 2010A-2, 5.75%, 5/1/38	375	344,793
New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 2/15/22	3,000	3,479,490
New York Dormitory Authority, Sales Tax Revenue, 5.00%, 3/15/24	4,000	4,755,520
Pennsylvania Turnpike Commission, Oil Franchise Tax, 5.00%, 12/1/25	6,350	7,382,192
Poinciana West Community Development District, FL, 5.875%, 5/1/22	740	743,160
Saint Clair County Highway Revenue, IL, 4.00%, 1/1/22	350	378,753
Saint Clair County Highway Revenue, IL, 4.00%, 1/1/23	310	336,136
Saint Clair County Highway Revenue, IL, 4.00%, 1/1/24	360	387,144
South Orange County Public Financing Authority, CA, 5.00%, 8/15/24	1,000	1,121,810
Sterling Hill Community Development District, FL, (Capital Improvements), 5.10%, 5/1/11(2)	275	0
Sterling Hill Community Development District, FL, (Capital Improvements), 5.50%, 11/1/10(2)	290	202,957
Terrebonne Levee and Conservation District, LA, (Public Improvement Sales Tax), 5.00%, 7/1/25	2,815	3,167,748
Winter Garden Village at Fowler Groves Community Development District, FL, 3.00%, 5/1/24	3,130	3,015,661

		$39,135,593

Student Loan — 1.3%
Massachusetts Educational Financing Authority, (AMT), 3.50%, 7/1/33	$7,500	$6,746,175
New Jersey Higher Education Assistance Authority, 5.25%, 6/1/21	1,000	1,061,790

		$7,807,965

12	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation — 17.2%
Allegheny County Airport Authority, PA, (Pittsburgh International Airport), (AMT), 5.00%, 1/1/26	$840	$914,987
Allegheny County Airport Authority, PA, (Pittsburgh International Airport), (AMT), 5.00%, 1/1/28	520	561,631
Bay Area Toll Authority, CA, Toll Bridge Revenue, (San Francisco Bay Area), Prerefunded to 4/1/19, 5.00%, 4/1/22	500	539,245
Burbank-Glendale-Pasadena Airport Authority, CA, (AMT), 5.00%, 7/1/20	2,455	2,714,150
Burbank-Glendale-Pasadena Airport Authority, CA, (AMT), 5.00%, 7/1/21	3,755	4,239,470
Central Texas Regional Mobility Authority, 5.00%, 1/1/27	1,285	1,483,571
Chicago, IL, (Midway International Airport), (AMT), 5.00%, 1/1/21	500	558,140
Chicago, IL, (Midway International Airport), (AMT), 5.00%, 1/1/26	3,000	3,463,590
Chicago, IL, (O’Hare International Airport), (AMT), 5.00%, 1/1/21	950	1,060,466
Chicago, IL, (O’Hare International Airport), (AMT), 5.00%, 1/1/22	825	931,400
Chicago, IL, (O’Hare International Airport), (AMT), 5.00%, 1/1/23	1,300	1,481,233
Chicago, IL, (O’Hare International Airport), (AMT), 5.00%, 1/1/26	3,100	3,530,342
Delaware River Port Authority, 5.00%, 1/1/27	1,105	1,206,594
Georgia State Road and Tollway Authority, (Federal Highway Grant Anticipation Revenue Bonds), 5.00%, 6/1/21	3,000	3,231,630
Greater Orlando Aviation Authority, FL, (AMT), 5.00%, 10/1/21	4,750	5,379,945
Hawaii Airports System, 5.25%, 7/1/28	3,650	4,078,802
Kentucky Public Transportation Infrastructure Authority, 0.00%, 7/1/21	550	480,882
Long Beach Harbor Revenue, CA, 5.00%, 5/15/23	500	558,015
Los Angeles Department of Airports, CA, (Los Angeles International Airport), (AMT), 5.00%, 5/15/25	2,500	2,981,725
Metropolitan Nashville Airport Authority, TN, (AMT), 5.00%, 7/1/26	885	1,021,874
Metropolitan Nashville Airport Authority, TN, (AMT), 5.00%, 7/1/27	1,250	1,433,937
Metropolitan Transportation Authority, NY, 5.00%, 11/15/21	3,000	3,450,510
Metropolitan Washington Airport Authority System, DC, 5.00%, 10/1/22	5,000	5,590,850
Metropolitan Washington Airport Authority System, DC, (AMT), 5.50%, 10/1/19	5,000	5,325,600
Metropolitan Washington Area Transit Authority, DC, (Gross Revenue), 5.25%, 7/1/21	7,500	8,131,950
New Jersey Transportation Trust Fund Authority, 5.00%, 6/15/24	2,000	2,061,840
New Jersey Transportation Trust Fund Authority, 5.00%, 6/15/28	2,500	2,561,050

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)
New Jersey Transportation Trust Fund Authority, (Transportation Program), 2.11%, 12/15/21 (Put Date), 6/15/34(5)	$4,000	$3,889,520
New Jersey Turnpike Authority, 5.00%, 1/1/20	1,500	1,597,305
North Texas Tollway Authority, 5.00%, 1/1/26	3,000	3,479,220
North Texas Tollway Authority, (Dallas North Tollway System Revenue), 6.00%, 1/1/23	5,000	5,401,550
Pennsylvania Economic Development Financing Authority, (National Railroad Passenger), (AMT), 5.00%, 11/1/25	1,000	1,098,030
Pennsylvania Economic Development Financing Authority, (National Railroad Passenger), (AMT), 5.00%, 11/1/26	890	972,165
Pennsylvania Turnpike Commission, Series 2013C, 5.00%, 12/1/22	1,000	1,152,110
Philadelphia, PA, Airport Revenue, (AMT), 5.00%, 6/15/23	1,000	1,113,390
Port Authority of New York and New Jersey, (AMT), 5.25%, 9/15/23	8,500	8,840,340
South Jersey Transportation Authority, NJ, 5.00%, 11/1/22	325	364,566
South Jersey Transportation Authority, NJ, 5.00%, 11/1/24	1,175	1,337,549
Virginia Transportation Board, 4.00%, 3/15/25	4,645	5,053,667

		$103,272,841

Water and Sewer — 0.6%
Chicago Water Revenue, IL, 5.00%, 11/1/22	$1,000	$1,126,070
Jefferson County Sewer Revenue, AL, 5.00%, 10/1/22	1,000	1,069,550
New Jersey Economic Environmental Infrastructure Trust, 5.00%, 9/1/20	1,000	1,122,990

		$3,318,610

Total Tax-Exempt Municipal Securities — 97.8% (identified cost $564,231,557)		$586,643,047

Taxable Municipal Securities — 0.6%

Security	Principal Amount (000’s omitted)	Value

Insured-General Obligations — 0.4%
Detroit, MI, (AMBAC), 4.96%, 4/1/20	$2,806	$2,771,873

		$2,771,873

13	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Student Loan — 0.2%
Massachusetts Educational Financing Authority, 3.875%, 7/1/23	$1,100	$1,088,813

		$1,088,813

Total Taxable Municipal Securities — 0.6% (identified cost $3,701,095)		$3,860,686

Total Investments — 98.4% (identified cost $567,932,652)		$590,503,733

Other Assets, Less Liabilities — 1.6%		$9,345,916

Net Assets — 100.0%		$599,849,649

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At March 31, 2017, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

Pennsylvania	10.5%
Others, representing less than 10% individually	87.9%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2017, 21.9% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.3% to 6.8% of total investments.

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At March 31, 2017, the aggregate value of these securities is $25,861,763 or 4.3% of the Fund’s net assets.

(2)	Defaulted security. Issuer has defaulted on the payment of interest and/or principal or has filed bankruptcy.

(3)	Amount is less than 0.05%.

(4)	Security is in default and making only partial interest payments.

(5)	Variable rate security. The stated interest rate represents the rate in effect at March 31, 2017.

(6)	When-issued security.

Abbreviations:

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BAM	–	Build America Mutual Assurance Co.
BHAC	–	Berkshire Hathaway Assurance Corp.

FGIC	–	Financial Guaranty Insurance Company
MFMR	–	Multi-Family Mortgage Revenue
NPFG	–	National Public Finance Guaranty Corp.
PSF	–	Permanent School Fund
SFMR	–	Single Family Mortgage Revenue
SPA	–	Standby Bond Purchase Agreement

14	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2017

Statement of Assets and Liabilities

Assets	March 31, 2017
Investments, at value (identified cost, $567,932,652)	$590,503,733
Cash	80,747
Interest receivable	6,915,750
Receivable for investments sold	5,650,572
Receivable for Fund shares sold	2,259,565
Total assets	$605,410,367

Liabilities
Demand note payable	$500,000
Payable for when-issued securities	1,243,739
Payable for Fund shares redeemed	2,728,739
Distributions payable	613,808
Payable to affiliates:
Investment adviser fee	203,526
Distribution and service fees	104,864
Accrued expenses	166,042
Total liabilities	$5,560,718
Net Assets	$599,849,649

Sources of Net Assets
Paid-in capital	$608,399,057
Accumulated net realized loss	(31,173,409)
Accumulated undistributed net investment income	52,920
Net unrealized appreciation	22,571,081
Net Assets	$599,849,649

Class A Shares
Net Assets	$212,891,227
Shares Outstanding	21,609,786
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.85
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$10.08

Class B Shares
Net Assets	$267,944
Shares Outstanding	27,187
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.86

Class C Shares
Net Assets	$100,359,601
Shares Outstanding	10,860,181
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.24

Class I Shares
Net Assets	$286,330,877
Shares Outstanding	29,054,977
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.85

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

15	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2017

Statement of Operations

Investment Income	Year Ended March 31, 2017
Interest	$23,530,161
Total investment income	$23,530,161

Expenses
Investment adviser fee	$2,673,249
Distribution and service fees
Class A	384,170
Class B	4,463
Class C	1,012,453
Trustees’ fees and expenses	37,360
Custodian fee	159,349
Transfer and dividend disbursing agent fees	200,246
Legal and accounting services	88,291
Printing and postage	31,951
Registration fees	185,354
Miscellaneous	106,812
Total expenses	$4,883,698

Net investment income	$18,646,463

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$413,712
Net realized gain	$413,712
Change in unrealized appreciation (depreciation) —
Investments	$(22,731,477)
Net change in unrealized appreciation (depreciation)	$(22,731,477)

Net realized and unrealized loss	$(22,317,765)

Net decrease in net assets from operations	$(3,671,302)

16	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2017

Statements of Changes in Net Assets

	Year Ended March 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$18,646,463	$19,422,973
Net realized gain (loss) from investment transactions	413,712	(199,560)
Net change in unrealized appreciation (depreciation) from investments	(22,731,477)	(1,045,963)
Net increase (decrease) in net assets from operations	$(3,671,302)	$18,177,450
Distributions to shareholders —
From net investment income
Class A	$(7,187,735)	$(8,582,588)
Class B	(10,189)	(20,429)
Class C	(2,314,003)	(2,645,480)
Class I	(9,069,370)	(8,173,070)
Total distributions to shareholders	$(18,581,297)	$(19,421,567)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$31,966,331	$24,778,691
Class B	134,629	216,947
Class C	8,914,498	13,947,244
Class I	156,224,884	125,502,708
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	6,019,167	7,154,006
Class B	9,439	18,058
Class C	1,686,678	1,921,245
Class I	2,667,932	2,318,775
Cost of shares redeemed
Class A	(92,478,660)	(64,065,784)
Class B	(265,915)	(191,089)
Class C	(26,066,863)	(20,771,551)
Class I	(159,315,428)	(70,040,408)
Net asset value of shares exchanged
Class A	141,780	825,559
Class B	(141,780)	(825,559)
Net increase (decrease) in net assets from Fund share transactions	$(70,503,308)	$20,788,842

Net increase (decrease) in net assets	$(92,755,907)	$19,544,725

Net Assets
At beginning of year	$692,605,556	$673,060,831
At end of year	$599,849,649	$692,605,556

Accumulated undistributed net investment income included in net assets
At end of year	$52,920	$49,822

17	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2017

Financial Highlights

	Class A
	Year Ended March 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$10.160	$10.180	$10.000	$10.380	$10.230

Income (Loss) From Operations
Net investment income(1)	$0.283	$0.298	$0.314	$0.335	$0.336
Net realized and unrealized gain (loss)	(0.311)	(0.020)	0.179	(0.381)	0.152

Total income (loss) from operations	$(0.028)	$0.278	$0.493	$(0.046)	$0.488

Less Distributions
From net investment income	$(0.282)	$(0.298)	$(0.313)	$(0.334)	$(0.338)

Total distributions	$(0.282)	$(0.298)	$(0.313)	$(0.334)	$(0.338)

Net asset value — End of year	$9.850	$10.160	$10.180	$10.000	$10.380

Total Return(2)	(0.29)%	2.79%	4.98%	(0.39)%	4.88%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$212,891	$275,435	$307,562	$282,612	$343,994
Ratios (as a percentage of average daily net assets):
Expenses(3)	0.67%	0.66%	0.69%	0.68%	0.66%
Net investment income	2.82%	2.95%	3.09%	3.34%	3.22%
Portfolio Turnover	17%	10%	7%	18%	14%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

18	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2017

Financial Highlights — continued

	Class B
	Year Ended March 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$10.170	$10.190	$10.000	$10.390	$10.230

Income (Loss) From Operations
Net investment income(1)	$0.208	$0.224	$0.241	$0.259	$0.258
Net realized and unrealized gain (loss)	(0.311)	(0.022)	0.186	(0.390)	0.162

Total income (loss) from operations	$(0.103)	$0.202	$0.427	$(0.131)	$0.420

Less Distributions
From net investment income	$(0.207)	$(0.222)	$(0.237)	$(0.259)	$(0.260)

Total distributions	$(0.207)	$(0.222)	$(0.237)	$(0.259)	$(0.260)

Net asset value — End of year	$9.860	$10.170	$10.190	$10.000	$10.390

Total Return(2)	(1.03)%	2.02%	4.30%	(1.23)%	4.10%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$268	$550	$1,342	$2,360	$3,553
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.42%	1.41%	1.44%	1.43%	1.41%
Net investment income	2.07%	2.22%	2.38%	2.59%	2.48%
Portfolio Turnover	17%	10%	7%	18%	14%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

19	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2017

Financial Highlights — continued

	Class C
	Year Ended March 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$9.530	$9.550	$9.380	$9.740	$9.590

Income (Loss) From Operations
Net investment income(1)	$0.195	$0.209	$0.223	$0.244	$0.241
Net realized and unrealized gain (loss)	(0.291)	(0.020)	0.169	(0.361)	0.152

Total income (loss) from operations	$(0.096)	$0.189	$0.392	$(0.117)	$0.393

Less Distributions
From net investment income	$(0.194)	$(0.209)	$(0.222)	$(0.243)	$(0.243)

Total distributions	$(0.194)	$(0.209)	$(0.222)	$(0.243)	$(0.243)

Net asset value — End of year	$9.240	$9.530	$9.550	$9.380	$9.740

Total Return(2)	(1.03)%	2.01%	4.21%	(1.17)%	4.10%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$100,360	$119,453	$124,647	$115,091	$144,911
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.42%	1.41%	1.44%	1.43%	1.41%
Net investment income	2.07%	2.21%	2.34%	2.59%	2.47%
Portfolio Turnover	17%	10%	7%	18%	14%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

20	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2017

Financial Highlights — continued

	Class I
	Year Ended March 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$10.170	$10.190	$10.000	$10.380	$10.230

Income (Loss) From Operations
Net investment income(1)	$0.298	$0.314	$0.328	$0.347	$0.351
Net realized and unrealized gain (loss)	(0.321)	(0.021)	0.191	(0.377)	0.152

Total income (loss) from operations	$(0.023)	$0.293	$0.519	$(0.030)	$0.503

Less Distributions
From net investment income	$(0.297)	$(0.313)	$(0.329)	$(0.350)	$(0.353)

Total distributions	$(0.297)	$(0.313)	$(0.329)	$(0.350)	$(0.353)

Net asset value — End of year	$9.850	$10.170	$10.190	$10.000	$10.380

Total Return(2)	(0.24)%	2.94%	5.24%	(0.24)%	5.04%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$286,331	$297,168	$239,511	$131,384	$228,148
Ratios (as a percentage of average daily net assets):
Expenses(3)	0.52%	0.51%	0.54%	0.53%	0.51%
Net investment income	2.97%	3.10%	3.23%	3.45%	3.37%
Portfolio Turnover	17%	10%	7%	18%	14%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

21	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance National Limited Maturity Municipal Income Fund (the Fund) is a diversified series of Eaton Vance Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to provide current income exempt from regular federal income tax. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares held for the longer of (i) four years or (ii) the time at which the contingent deferred sales charge applicable to such shares expires will automatically convert to Class A shares as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of March 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

22

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2017

Notes to Financial Statements — continued

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

The net investment income of the Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended March 31, 2017 and March 31, 2016 was as follows:

	Year Ended March 31,
	2017	2016

Distributions declared from:
Tax-exempt income	$18,386,367	$19,152,106
Ordinary income	$194,930	$269,461

During the year ended March 31, 2017, accumulated net realized loss was decreased by $13,279,350, accumulated undistributed net investment income was decreased by $62,068 and paid-in capital was decreased by $13,217,282 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for premium amortization and accretion of market discount. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of March 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$723,228
Capital loss carryforwards and deferred capital losses	$(31,655,373)
Net unrealized appreciation	$22,996,545
Other temporary differences	$(613,808)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the timing of recognizing distributions to shareholders, premium amortization, accretion of market discount and defaulted bond interest.

At March 31, 2017, the Fund, for federal income tax purposes, had capital loss carryforwards of $19,393,619 and deferred capital losses of $12,261,754 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on March 31, 2018 ($12,920,477) and March 31, 2019

23

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2017

Notes to Financial Statements — continued

($6,473,142) and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at March 31, 2017, $11,542,360 are short-term and $719,394 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund at March 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$567,507,188

Gross unrealized appreciation	$28,291,000
Gross unrealized depreciation	(5,294,455)

Net unrealized appreciation	$22,996,545

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) as presented in the following table and is payable monthly.

Daily Net Assets	Annual Asset Rate	Daily Income Rate

Up to $500 million	0.300%	3.00%
$500 million up to $1 billion	0.275	2.75

On average daily net assets of $1 billion or more, the rates are further reduced.

For the year ended March 31, 2017, the investment adviser fee amounted to $2,673,249 or 0.40% of the Fund’s average daily net assets.

EVM serves as the administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended March 31, 2017, EVM earned $9,963 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $9,519 as its portion of the sales charge on sales of Class A shares for the year ended March 31, 2017. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Trustees approved distribution and service fee payments equal to 0.15% per annum of its average daily net assets attributable to Class A shares. Distribution and service fees paid or accrued to EVD for the year ended March 31, 2017 amounted to $384,170 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended March 31, 2017, the Fund paid or accrued to EVD $3,719 and $843,711 for Class B and Class C shares, respectively.

24

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2017

Notes to Financial Statements — continued

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. The Trustees approved service fee payments equal to 0.15% per annum of its average daily net assets attributable to Class B and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended March 31, 2017 amounted to $744 and $168,742 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d) and for Class B, are further limited to a 3% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within four years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 3% in the case of redemptions in the first year after purchase, declining half a percentage point in the second and third year and one percentage point in the fourth year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended March 31, 2017, the Fund was informed that EVD received less than $100 and $5,000 of CDSCs paid by Class A and Class C shareholders, respectively, and no CDSCs paid by Class B shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $114,100,978 and $155,846,844, respectively, for the year ended March 31, 2017.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended March 31,
Class A	2017	2016

Sales	3,199,829	2,453,631
Issued to shareholders electing to receive payments of distributions in Fund shares	599,880	708,279
Redemptions	(9,305,182)	(6,347,414)
Exchange from Class B shares	14,279	81,966

Net decrease	(5,491,194)	(3,103,538)

	Year Ended March 31,
Class B	2017	2016

Sales	13,504	21,488
Issued to shareholders electing to receive payments of distributions in Fund shares	940	1,788
Redemptions	(27,064)	(18,958)
Exchange to Class A shares	(14,270)	(81,924)

Net decrease	(26,890)	(77,606)

25

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2017

Notes to Financial Statements — continued

	Year Ended March 31,
Class C	2017	2016

Sales	944,798	1,471,271
Issued to shareholders electing to receive payments of distributions in Fund shares	179,275	202,778
Redemptions	(2,793,436)	(2,194,099)

Net decrease	(1,669,363)	(520,050)

	Year Ended March 31,
Class I	2017	2016

Sales	15,654,303	12,414,596
Issued to shareholders electing to receive payments of distributions in Fund shares	265,839	229,309
Redemptions	(16,093,528)	(6,928,695)

Net increase (decrease)	(173,386)	5,715,210

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 1, 2017. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. At March 31, 2017, the Fund had a balance outstanding pursuant to this line of credit of $500,000 at an interest rate of 1.91%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at March 31, 2017. If measured at fair value, borrowings under the line of credit would have been considered as Level 2 in the fair value hierarchy (see Note 9) at March 31, 2017. The Fund did not have any significant borrowings or allocated fees during the year ended March 31, 2017.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At March 31, 2017, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$586,643,047	$—	$586,643,047
Taxable Municipal Securities	—	3,860,686	—	3,860,686

Total Investments	$—	$590,503,733	$—	$590,503,733

The Fund held no investments or other financial instruments as of March 31, 2016 whose fair value was determined using Level 3 inputs. At March 31, 2017, there were no investments transferred between Level 1 and Level 2 during the year then ended.

26

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Investment Trust and Shareholders of Eaton Vance National Limited Maturity Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance National Limited Maturity Municipal Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Investment Trust), including the portfolio of investments, as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance National Limited Maturity Municipal Income Fund as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

May 19, 2017

27

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  For the fiscal year ended March 31, 2017, the Fund designates 98.95% of distributions from net investment income as an exempt-interest dividend.

28

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 177 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 177 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., LLC (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand LLP (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997). Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds effective September 30, 2017.

Directorships in the Last Five Years.(2) None.

Mark R. Fetting(3) 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashore Funds (9 funds) (2010-2014).

29

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valdo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dyne Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Avon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Sadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Trustee	2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006). Consistent with the Trustee retirement policy, Mr. Verni is currently expected to retire as a Trustee of all Eaton Vance funds effective July 1, 2017.

Directorships in the Last Five Years.(2) None.

30

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Scott E. Wennerholm(3) 1959	Trustee	2016

Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.
Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).
James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.
Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

31

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

32

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

14728    3.31.17

Eaton Vance

New York Municipal Opportunities Fund

Annual Report

March 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report March 31, 2017

Eaton Vance

New York Municipal Opportunities Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	22

Federal Tax Information	23

Management and Organization	24

Important Notices	27

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the period opened on April 1, 2016, U.S. Treasurys, along with municipal bonds, were several months into a rally that would continue through nearly the first half of the period. Falling government interest rates around the world, driven by actions such as quantitative easing in Japan and the European Union, put many sovereign rates into negative territory and made U.S. Treasurys and municipal bonds look attractive by comparison.

The United Kingdom’s June 2016 vote to leave the European Union, ongoing Federal Reserve Board (the Fed) caution, and mixed U.S. economic reports continued to fuel the municipal rally in the summer of 2016. Even the Commonwealth of Puerto Rico’s July 1, 2016 default on over $1 billion in municipal bond and debt service payments — its second default in 2016 and its largest to date — failed to put a dent in the municipal rally, as the market had expected the defaults for some time.

In early fall, however, remarks by the European Central Bank, the Bank of Japan and the Fed seemed to indicate that rates might begin to rise sooner than markets had anticipated. As a result, municipal rates crept upward in September and October of 2016. In November, Donald Trump’s surprise win in the U.S. presidential election precipitated one of the largest municipal market declines in at least two decades. Rates rose and prices fell as markets anticipated that decreasing regulation and lower tax rates under a Trump administration could lead to higher economic growth and inflation.

Municipal bonds rallied modestly in December 2016, despite a Fed rate hike, making back some of the losses they had suffered the previous month. During January and February 2017, municipal bonds continued to stabilize, with little movement in interest rates. In the final month of the period, rates seesawed as President Trump’s March 1 address to Congress increased confidence in his pro-growth agenda and drove rates up — but the failure of Congress to pass health care reform later in the month cast doubt on the ability to enact that agenda, driving yields back down.

For the 12-month period as a whole, municipal market returns were virtually flat. Coupon yields and price appreciation earlier in the fiscal year were balanced by price declines from September through November 2016, and then a modest price recovery in the final months of the period.

The yield curve for municipal AAA-rated6 issues experienced a “bear flattening.” Rates rose throughout the curve, but the greatest increases occurred in the middle of the curve, causing the curve to flatten.

Across the yield curve, municipal bonds, which had outperformed U.S. Treasurys from the beginning of the period until the election, performed approximately even with U.S. Treasurys for the period as a whole.

Fund Performance

For the 12-month period ended March 31, 2017, Eaton Vance New York Municipal Opportunities Fund (the Fund) had a total return of -0.55% for Class A shares at net asset value (NAV), underperforming the 0.15% return of the Fund’s primary benchmark, the Bloomberg Barclays Municipal Bond Index (the Index).2

Effective April 25, 2016, the name of the Fund was changed from Eaton Vance New York Limited Maturity Municipal Income Fund to Eaton Vance New York Municipal Opportunities Fund, and the Fund’s investment objective, principal strategies and benchmark index were changed. In seeking to achieve its primary objective of maximizing after-tax total return, the Fund now employs a flexible investment strategy that allows it to seek opportunities, principally in the New York municipal bond market, virtually anywhere on the yield curve, anywhere on the credit curve and across different sectors. Management has the ability to be opportunistic in pursuing the Fund’s after-tax total return objective, trading holdings whenever opportunities arise, with the ability to invest up to 20% of net assets in debt obligations other than tax-exempt municipal bonds, including (but not limited to) taxable municipal obligations, U.S. Treasury securities and obligations of the U.S. Government, its agencies and instrumentalities. Up to 50% of the Fund’s net assets may be invested in below-investment-grade securities. The Fund may also hedge interest rate risk and hold leveraged investments.

For the one-year period as a whole, detractors from Fund performance versus the Index included security selection and an overweight, relative to the Index, in the hospital sector; security selection and an overweight in the industrial development revenue sector; and security selection and an overweight in bonds with coupons below 5.00%. In the municipal market, 5.00% coupon bonds are the most commonly held structure. Since lower coupon structures are less common, they trade at various spreads to 5.00% coupon bonds. During the period, spreads on the specific securities selected widened, causing the lower coupon structures to underperform the Index during the period. In contrast, security selection in general obligation bonds aided Fund performance versus the Index during the period, as did security selection in the education sector and security selection in A-rated bonds.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2017

Performance2,3

Portfolio Managers Adam A. Weigold, CFA and Craig R. Brandon, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/27/1996	05/29/1992	–0.55%	1.75%	2.50%
Class A with 2.25% Maximum Sales Charge	—	—	–2.76	1.28	2.27
Class C at NAV	12/08/1993	05/29/1992	–1.24	0.99	1.74
Class C with 1% Maximum Sales Charge	—	—	–2.21	0.99	1.74
Class I at NAV	08/03/2010	05/29/1992	–0.40	1.90	2.59
Bloomberg Barclays Municipal Bond Index	—	—	0.15%	3.24%	4.32%
Bloomberg Barclays 7 Year Municipal Bond Index	—	—	–0.06	2.72	4.47

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			0.75%	1.50%	0.60%

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate			2.63%	1.90%	2.79%
Taxable-Equivalent Distribution Rate			5.10	3.68	5.41
SEC 30-day Yield			1.50	0.83	1.70
Taxable-Equivalent SEC 30-day Yield			2.91	1.60	3.29

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	03/31/2007	$11,882	N.A.
Class I	$250,000	03/31/2007	$323,055	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2017

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2017

Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Bloomberg Barclays 7 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 6-8 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

Effective April 25, 2016, the Fund changed its name, investment objective and investment strategy to seek to maximize after-tax total return. Effective April 25, 2016, the Fund changed its primary benchmark to the Bloomberg Barclays Municipal Bond Index because the investment adviser believes it is a more appropriate benchmark for the Fund. Performance prior to April 25, 2016 reflects the Fund’s performance under its former investment objective and policies.
[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax- exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ.

[6]	Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

Fund profile subject to change due to active management.

5

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2017

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2016 – March 31, 2017).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period* (10/1/16 – 3/31/17)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$976.80	$3.55	0.72%
Class C	$1,000.00	$973.40	$7.23	1.47%
Class I	$1,000.00	$977.50	$2.81	0.57%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.30	$3.63	0.72%
Class C	$1,000.00	$1,017.60	$7.39	1.47%
Class I	$1,000.00	$1,022.10	$2.87	0.57%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2016.

6

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2017

Portfolio of Investments

Tax-Exempt Municipal Securities — 92.9%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 1.5%
New York Environmental Facilities Corp., 4.00%, 8/15/32	$1,250	$1,348,250

		$1,348,250

Cogeneration — 0.5%
Suffolk County Industrial Development Agency, (Nissequogue Cogeneration Partners Facility), (AMT), 5.50%, 1/1/23	$420	$419,966

		$419,966

Education — 8.0%
Dutchess County Local Development Corp., (Culinary Institute of America), 5.00%, 7/1/26	$300	$348,408
Dutchess County Local Development Corp., (Culinary Institute of America), 5.00%, 7/1/27	330	380,794
Dutchess County Local Development Corp., (Culinary Institute of America), 5.00%, 7/1/28	200	229,050
Monroe County Industrial Development Corp., (St. John Fisher College), 5.00%, 6/1/21	930	1,032,774
New York Dormitory Authority, (Culinary Institute of America), 5.00%, 7/1/23	250	282,707
New York Dormitory Authority, (Hamilton College), 5.00%, 7/1/21	455	521,130
New York Dormitory Authority, (New York University), 5.00%, 7/1/37	695	785,482
New York Dormitory Authority, (Pace University), 4.00%, 5/1/22	500	529,325
New York Dormitory Authority, (Pratt Institute), 5.00%, 7/1/39	1,000	1,122,650
New York Dormitory Authority, (State University Educational Facilities), Prerefunded to 7/1/18, 5.00%, 7/1/20	1,500	1,575,480
New York Dormitory Authority, (The New School), 5.00%, 7/1/26	500	589,305

		$7,397,105

Electric Utilities — 1.3%
Utility Debt Securitization Authority, 5.00%, 6/15/26	$1,000	$1,188,310

		$1,188,310

Escrowed / Prerefunded — 6.7%
Metropolitan Transportation Authority, Prerefunded to 11/15/17, 5.00%, 11/15/21	$1,000	$1,026,420
New York City Municipal Water Finance Authority, (Water and Sewer System), Prerefunded to 6/15/18, 5.00%, 6/15/21	450	472,163
New York City Trust for Cultural Resources, (Museum of Modern Art), Prerefunded to 10/1/18, 5.00%, 4/1/26	2,030	2,152,632
New York Dormitory Authority, (NYU Hospital Center), Prerefunded to 7/1/17, 5.25%, 7/1/24	255	257,922

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded (continued)
Onondaga Civic Development Corp., (St. Joseph’s Hospital Health Center), Escrowed to Maturity, 5.00%, 7/1/17	$750	$758,047
Saratoga County Industrial Development Agency, (Saratoga Hospital), Escrowed to Maturity, 5.00%, 12/1/17	245	251,875
Triborough Bridge and Tunnel Authority, Escrowed to Maturity, 5.00%, 1/1/20	1,170	1,250,344

		$6,169,403

General Obligations — 4.3%
Haverstraw-Stony Point Central School District, 4.50%, 5/1/26	$1,010	$1,119,262
Livingston County, 4.50%, 5/1/23	500	564,355
New York, 5.00%, 3/1/24	1,000	1,201,220
New York City, 5.00%, 8/1/24	1,000	1,119,480

		$4,004,317

Hospital — 11.7%
Illinois Finance Authority, (Presence Health Network), 3.75%, 2/15/34	$3,450	$3,019,613
Monroe County Industrial Development Corp., (Rochester General Hospital), 4.00%, 12/1/22	820	895,120
Nassau County Local Economic Assistance and Financing Corp., (Catholic Health Services of Long Island), 5.00%, 7/1/22	1,000	1,114,070
Nassau County Local Economic Assistance Corp., (Catholic Health Services of Long Island), 5.00%, 7/1/23	500	571,595
New York City Health and Hospitals Corp., 5.50%, 2/15/19	1,000	1,039,350
New York Dormitory Authority, (North Shore-Long Island Jewish Obligated Group), 1.42%, 5/1/18(1)	500	500,745
New York Dormitory Authority, (NYU Hospital Center), 5.00%, 7/1/20	740	819,602
New York Dormitory Authority, (NYU Hospital Center), 5.00%, 7/1/25	1,000	1,187,770
New York Dormitory Authority, (Orange Regional Medical Center), 5.00%, 12/1/23(2)	400	447,268
New York Dormitory Authority, (Orange Regional Medical Center), 5.00%, 12/1/24(2)	600	672,012
New York Dormitory Authority, (Orange Regional Medical Center), 5.00%, 12/1/25(2)	500	561,085

		$10,828,230

Housing — 2.0%
Albany Capital Resource Corp., (Empire Commons Student Housing, Inc.), 5.00%, 5/1/25	$300	$354,990
Albany Capital Resource Corp., (Empire Commons Student Housing, Inc.), 5.00%, 5/1/26	300	356,052

7	See Notes to Financial Statements.

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Housing (continued)
Albany Capital Resource Corp., (Empire Commons Student Housing, Inc.), 5.00%, 5/1/28	$135	$157,182
New York Housing Finance Agency, (Affordable Housing), (AMT), 5.05%, 11/1/22	1,000	1,018,440

		$1,886,664

Industrial Development Revenue — 3.1%
New York Energy Research and Development Authority, (New York Electric and Gas Corp.), 2.00% to 5/1/20 (Put Date), 6/1/29	$1,000	$996,240
New York Environmental Facilities Corp., (Casella Waste Systems, Inc.), (AMT), 3.125% to 6/1/26 (Put Date), 12/1/44(2)	1,000	835,740
New York Environmental Facilities Corp., (Casella Waste Systems, Inc.), (AMT), 3.75% to 12/2/19 (Put Date), 12/1/44(2)	500	492,035
Niagara Area Development Corp., (Covanta Energy), 4.00%, 11/1/24(2)	550	551,513

		$2,875,528

Insured – Education — 5.9%
New York Dormitory Authority, (Educational Housing Services), (AMBAC), 5.25%, 7/1/20	$1,420	$1,586,339
New York Dormitory Authority, (Rochester Institute of Technology), (AMBAC), 5.25%, 7/1/21	1,085	1,236,509
New York Dormitory Authority, (St. John’s University), (NPFG), 5.25%, 7/1/21	1,455	1,679,463
New York Dormitory Authority, (State University Educational Facilities), (AGM), 5.75%, 5/15/17	1,000	1,006,130

		$5,508,441

Insured – Electric Utilities — 2.3%
Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/29	$2,050	$2,169,638

		$2,169,638

Insured – Escrowed / Prerefunded — 1.3%
New York Dormitory Authority, (Master BOCES Program-Oneida Herkimer Madison), (AGM), Prerefunded to 8/15/18, 5.25%, 8/15/20	$1,000	$1,059,010
Niagara County Industrial Development Agency, (Niagara University), (AMBAC), Escrowed to Maturity, 5.25%, 10/1/18	105	108,997

		$1,168,007

Security	Principal Amount (000’s omitted)	Value

Insured – General Obligations — 2.8%
Albany City School District, (BAM), 5.00%, 6/15/23	$100	$117,465
Monroe County Industrial Development Corp., (Monroe Community College Association, Inc.), (AGM), 5.00%, 1/15/21	730	811,899
Mount Vernon School District, (AGM), 4.50%, 8/15/23	500	568,085
Mount Vernon School District, (AGM), 5.00%, 8/15/24	735	847,800
Rockland County, (AGM), 5.00%, 3/1/23	250	286,350

		$2,631,599

Insured – Hospital — 1.7%
New York Dormitory Authority, (Memorial Sloan Kettering Cancer Center), (NPFG), 5.50%, 7/1/17	$1,600	$1,618,720

		$1,618,720

Insured – Special Tax Revenue — 5.1%
New York Thruway Authority, Miscellaneous Tax Revenue, (AMBAC), 5.50%, 4/1/20	$2,235	$2,514,889
New York Urban Development Corp., Personal Income Tax, (AMBAC), 5.50%, 3/15/19	2,000	2,172,460

		$4,687,349

Insured – Transportation — 1.2%
Metropolitan Transportation Authority, (AMBAC), 5.50%, 11/15/18	$1,000	$1,071,930

		$1,071,930

Lease Revenue / Certificates of Participation — 0.6%
New York Urban Development Corp., 5.00%, 1/1/18	$500	$515,590

		$515,590

Other Revenue — 4.9%
New York City Transitional Finance Authority, (Building Aid), 5.25%, 1/15/27	$1,000	$1,070,620
New York City Transitional Finance Authority, (Building Aid), 6.00%, 7/15/33	540	573,988
New York City Trust for Cultural Resources, (Alvin Ailey Dance Foundation), 5.00%, 7/1/27	365	436,270
New York City Trust for Cultural Resources, (Museum of Modern Art), 4.00%, 2/1/23	2,200	2,475,682

		$4,556,560

8	See Notes to Financial Statements.

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care — 5.5%
Brookhaven Local Development Corp., (Jeffersons Ferry), 5.25%, 11/1/25	$750	$864,367
Buffalo and Erie County Industrial Land Development Corp., (Orchard Park CCRC, Inc.), 5.00%, 11/15/23	1,455	1,626,486
New York Dormitory Authority, (Miriam Osborn Memorial Home Association), 5.00%, 7/1/24	750	792,098
Tompkins County Development Corp., (Kendal at Ithaca, Inc.), 3.25%, 7/1/22	655	666,220
Westchester County Local Development Corp., (Kendal on Hudson), 3.00%, 1/1/20	625	645,363
Westchester County Local Development Corp., (Kendal on Hudson), 4.00%, 1/1/23	500	541,550

		$5,136,084

Solid Waste — 2.3%
Babylon Industrial Development Agency, (Covanta Babylon, Inc.), 5.00%, 1/1/19	$2,000	$2,127,580

		$2,127,580

Special Tax Revenue — 8.5%
Metropolitan Transportation Authority, Dedicated Tax Revenue, 1.28% to 11/1/18 (Put Date), 11/1/28(1)	$600	$599,862
New York City Transitional Finance Authority, (Future Tax), Prerefunded to 5/1/19, 5.00%, 5/1/24	1,900	2,051,924
New York Convention Center Development Corp., Hotel Unit Fee, 0.00%, 11/15/26	385	285,766
New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 2/15/28	1,000	1,206,090
New York Urban Development Corp., Personal Income Tax Revenue, 5.00%, 3/15/27	750	916,260
New York Urban Development Corp., Personal Income Tax Revenue, 5.00%, 3/15/28	1,090	1,305,286
Sales Tax Asset Receivables Corp., 5.00%, 10/15/26	1,250	1,504,125

		$7,869,313

Transportation — 9.5%
Metropolitan Transportation Authority, 5.00%, 11/15/56	$1,685	$1,837,729
New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment), (AMT), 4.00%, 7/1/31	2,000	2,050,560
New York Transportation Development Corp., (Terminal One Group Association, L.P.), (AMT), 5.00%, 1/1/22	500	563,520
Niagara Falls Bridge Commission, 5.00%, 10/1/21	275	314,663
Niagara Frontier Transportation Authority, (Buffalo Niagara International Airport), (AMT), 5.00%, 4/1/21	1,000	1,117,440
Niagara Frontier Transportation Authority, (Buffalo Niagara International Airport), (AMT), 5.00%, 4/1/24	795	909,965

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)
Port Authority of New York and New Jersey, (AMT), 5.25%, 9/15/23	$1,000	$1,040,040
Triborough Bridge and Tunnel Authority, 1.226% to 2/1/21 (Put Date), 1/1/32(1)	1,000	992,460

		$8,826,377

Water and Sewer — 2.2%
Erie County Water Authority, 5.00%, 12/1/18	$1,000	$1,067,020
New York City Municipal Water Finance Authority, (Water and Sewer System), 3.00%, 6/15/46	1,130	977,427

		$2,044,447

Total Tax-Exempt Municipal Securities — 92.9% (identified cost $84,129,223)		$86,049,408

Taxable Municipal Securities — 4.2%

Security	Principal Amount (000’s omitted)	Value

Other Revenue — 2.0%
Brooklyn Arena Local Development Corp., (Barclays Center), 4.391%, 7/15/41	$2,000	$1,850,540

		$1,850,540

Transportation — 2.2%
New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment), 3.673%, 7/1/30	$1,000	$959,520
Port Authority of New York and New Jersey, 4.81%, 10/15/65	1,000	1,101,930

		$2,061,450

Total Taxable Municipal Securities — 4.2% (identified cost $4,228,313)		$3,911,990

Closed-End Funds — 0.9%

Security	Shares	Value
Nuveen AMT-Free Quality Municipal Income Fund	58,720	$784,499

Total Closed-End Funds — 0.9% (identified cost $848,996)		$784,499

9	See Notes to Financial Statements.

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2017

Portfolio of Investments — continued

Miscellaneous — 0.4%

Security	Units	Value

Real Estate — 0.4%
CMS Liquidating Trust(2)(3)(4)	150	$403,842

Total Miscellaneous — 0.4% (identified cost $480,000)		$403,842

Total Investments — 98.4% (identified cost $89,686,532)		$91,149,739

Other Assets, Less Liabilities — 1.6%		$1,465,761

Net Assets — 100.0%		$92,615,500

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

The Fund invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2017, 20.7% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.1% to 9.5% of total investments.

(1)	Variable rate security. The stated interest rate represents the rate in effect at March 31, 2017.

(2)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At March 31, 2017, the aggregate value of these securities is $3,963,495 or 4.3% of the Fund’s net assets.

(3)	Non-income producing security.

(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

Abbreviations:

AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BAM	–	Build America Mutual Assurance Co.
NPFG	–	National Public Finance Guaranty Corp.

10	See Notes to Financial Statements.

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2017

Statement of Assets and Liabilities

Assets	March 31, 2017
Investments, at value (identified cost, $89,686,532)	$91,149,739
Cash	555,287
Interest and dividends receivable	1,078,851
Receivable for investments sold	88,914
Receivable for Fund shares sold	102,988
Total assets	$92,975,779

Liabilities
Payable for Fund shares redeemed	$188,707
Distributions payable	45,884
Payable to affiliates:
Investment adviser fee	31,477
Distribution and service fees	24,158
Accrued expenses	70,053
Total liabilities	$360,279
Net Assets	$92,615,500

Sources of Net Assets
Paid-in capital	$96,455,100
Accumulated net realized loss	(5,288,439)
Accumulated distributions in excess of net investment income	(14,368)
Net unrealized appreciation	1,463,207
Net Assets	$92,615,500

Class A Shares
Net Assets	$51,982,681
Shares Outstanding	5,321,001
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.77
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$9.99

Class C Shares
Net Assets	$22,763,352
Shares Outstanding	2,450,784
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.29

Class I Shares
Net Assets	$17,869,467
Shares Outstanding	1,829,019
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.77

On sales of $100,000 or more ($50,000 or more for certain financial intermediaries, as disclosed in an appendix to the Fund’s prospectus), the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

11	See Notes to Financial Statements.

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2017

Statement of Operations

Investment Income	Year Ended March 31, 2017
Interest	$3,169,879
Dividends	24,496
Total investment income	$3,194,375

Expenses
Investment adviser fee	$373,457
Distribution and service fees
Class A	77,209
Class C	224,101
Trustees’ fees and expenses	5,599
Custodian fee	35,307
Transfer and dividend disbursing agent fees	36,955
Legal and accounting services	53,259
Printing and postage	14,496
Registration fees	5,807
Miscellaneous	26,973
Total expenses	$853,163

Net investment income	$2,341,212

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$1,066,720
Net realized gain	$1,066,720
Change in unrealized appreciation (depreciation) —
Investments	$(4,234,074)
Net change in unrealized appreciation (depreciation)	$(4,234,074)

Net realized and unrealized loss	$(3,167,354)

Net decrease in net assets from operations	$(826,142)

12	See Notes to Financial Statements.

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2017

Statements of Changes in Net Assets

	Year Ended March 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$2,341,212	$2,296,794
Net realized gain from investment transactions	1,066,720	18,194
Net change in unrealized appreciation (depreciation) from investments	(4,234,074)	(164,150)
Net increase (decrease) in net assets from operations	$(826,142)	$2,150,838
Distributions to shareholders —
From net investment income
Class A	$(1,377,264)	$(1,358,990)
Class B	—	(559)
Class C	(479,708)	(514,954)
Class I	(461,452)	(397,530)
Total distributions to shareholders	$(2,318,424)	$(2,272,033)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$13,828,168	$4,371,678
Class B	—	57
Class C	2,584,410	5,327,646
Class I	9,181,696	7,609,253
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,193,124	1,173,307
Class B	—	406
Class C	334,104	379,319
Class I	242,062	245,416
Cost of shares redeemed
Class A	(9,015,798)	(9,208,811)
Class B	—	(48,521)
Class C	(5,659,539)	(5,697,067)
Class I	(4,578,290)	(6,386,042)
Net asset value of shares exchanged
Class A	—	43,596
Class B	—	(43,596)
Net asset value of shares merged*
Class A	—	11,290
Class B	—	(11,290)
Net increase (decrease) in net assets from Fund share transactions	$8,109,937	$(2,233,359)

Net increase (decrease) in net assets	$4,965,371	$(2,354,554)

Net Assets
At beginning of year	$87,650,129	$90,004,683
At end of year	$92,615,500	$87,650,129

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(14,368)	$(27,267)

*	At the close of business on July 27, 2015, Class B shares were merged into Class A shares.

13	See Notes to Financial Statements.

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2017

Financial Highlights

	Class A
	Year Ended March 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$10.090	$10.110	$10.030	$10.410	$10.350

Income (Loss) From Operations
Net investment income(1)	$0.269	$0.275	$0.295	$0.307	$0.316
Net realized and unrealized gain (loss)	(0.322)	(0.023)	0.077	(0.382)	0.058

Total income (loss) from operations	$(0.053)	$0.252	$0.372	$(0.075)	$0.374

Less Distributions
From net investment income	$(0.267)	$(0.272)	$(0.292)	$(0.305)	$(0.314)

Total distributions	$(0.267)	$(0.272)	$(0.292)	$(0.305)	$(0.314)

Net asset value — End of year	$9.770	$10.090	$10.110	$10.030	$10.410

Total Return(2)	(0.55)%	2.54%	3.74%	(0.69)%	3.65%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$51,983	$47,738	$51,458	$52,346	$59,142
Ratios (as a percentage of average daily net assets):
Expenses(3)	0.74%	0.75%	0.77%	0.76%	0.77%
Net investment income	2.70%	2.74%	2.91%	3.05%	3.02%
Portfolio Turnover	68%	9%	8%	15%	9%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

14	See Notes to Financial Statements.

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2017

Financial Highlights — continued

	Class C
	Year Ended March 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$9.590	$9.610	$9.540	$9.900	$9.840

Income (Loss) From Operations
Net investment income(1)	$0.185	$0.190	$0.208	$0.220	$0.226
Net realized and unrealized gain (loss)	(0.302)	(0.023)	0.067	(0.362)	0.058

Total income (loss) from operations	$(0.117)	$0.167	$0.275	$(0.142)	$0.284

Less Distributions
From net investment income	$(0.183)	$(0.187)	$(0.205)	$(0.218)	$(0.224)

Total distributions	$(0.183)	$(0.187)	$(0.205)	$(0.218)	$(0.224)

Net asset value — End of year	$9.290	$9.590	$9.610	$9.540	$9.900

Total Return(2)	(1.24)%	1.77%	2.90%	(1.42)%	2.91%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$22,763	$26,312	$26,342	$25,778	$28,137
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.50%	1.50%	1.52%	1.51%	1.52%
Net investment income	1.95%	1.99%	2.16%	2.29%	2.27%
Portfolio Turnover	68%	9%	8%	15%	9%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

15	See Notes to Financial Statements.

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2017

Financial Highlights — continued

	Class I
	Year Ended March 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$10.090	$10.110	$10.030	$10.410	$10.350

Income (Loss) From Operations
Net investment income	$0.284 (1)	$0.290 (1)	$0.308 (1)	$0.323 (1)	$0.331
Net realized and unrealized gain (loss)	(0.322)	(0.023)	0.079	(0.383)	0.059

Total income (loss) from operations	$(0.038)	$0.267	$0.387	$(0.060)	$0.390

Less Distributions
From net investment income	$(0.282)	$(0.287)	$(0.307)	$(0.320)	$(0.330)

Total distributions	$(0.282)	$(0.287)	$(0.307)	$(0.320)	$(0.330)

Net asset value — End of year	$9.770	$10.090	$10.110	$10.030	$10.410

Total Return(2)	(0.40)%	2.70%	3.89%	(0.54)%	3.80%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$17,869	$13,601	$12,101	$6,225	$7,653
Ratios (as a percentage of average daily net assets):
Expenses(3)	0.60%	0.60%	0.62%	0.61%	0.62%
Net investment income	2.85%	2.89%	3.04%	3.20%	3.16%
Portfolio Turnover	68%	9%	8%	15%	9%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

16	See Notes to Financial Statements.

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance New York Municipal Opportunities Fund (formerly, Eaton Vance New York Limited Maturity Municipal Income Fund) (the Fund) is a diversified series of Eaton Vance Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek to maximize after-tax total return. Prior to April 25, 2016, the Fund’s investment objective was to provide current income exempt from regular federal income tax and New York State and New York City personal income taxes. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest and dividend income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of March 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

17

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2017

Notes to Financial Statements — continued

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

The net investment income of the Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended March 31, 2017 and March 31, 2016 was as follows:

	Year Ended March 31,
	2017	2016

Distributions declared from:
Tax-exempt income	$2,191,261	$2,272,033
Ordinary income	$127,163	$—

During the year ended March 31, 2017, accumulated net realized loss was decreased by $728,605, accumulated distributions in excess of net investment income was increased by $9,889 and paid-in capital was decreased by $718,716 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for premium amortization, accretion of market discount and investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of March 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$31,516
Capital loss carryforwards and deferred capital losses	$(5,365,662)
Net unrealized appreciation	$1,540,430
Other temporary differences	$(45,884)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to investments in partnerships, the timing of recognizing distributions to shareholders, premium amortization and accretion of market discount.

At March 31, 2017, the Fund, for federal income tax purposes, had capital loss carryforwards of $3,608,422 and deferred capital losses of $1,757,240 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on March 31, 2018 ($2,585,819) and March 31, 2019 ($1,022,603) and

18

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2017

Notes to Financial Statements — continued

their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at March 31, 2017, $1,548,936 are short-term and $208,304 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund at March 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$89,609,309

Gross unrealized appreciation	$3,217,929
Gross unrealized depreciation	(1,677,499)

Net unrealized appreciation	$1,540,430

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) and is payable monthly. The annual asset rate and daily income rate are 0.30% and 3.00%, respectively, when daily net assets are less than $500 million and at reduced rates when daily net assets are $500 million or more. For the year ended March 31, 2017, the investment adviser fee amounted to $373,457 or 0.40% of the Fund’s average daily net assets.

EVM serves as the administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended March 31, 2017, EVM earned $4,324 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $2,300 as its portion of the sales charge on sales of Class A shares for the year ended March 31, 2017. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Trustees approved distribution and service fee payments equal to 0.15% per annum of the Fund’s average daily net assets attributable to Class A shares. Distribution and service fees paid or accrued to EVD for the year ended March 31, 2017 amounted to $77,209 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended March 31, 2017, the Fund paid or accrued to EVD $186,751 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. The Trustees approved service fee payments equal to 0.15% per annum of the Fund’s average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class C sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended March 31, 2017 amounted to $37,350 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

19

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2017

Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended March 31, 2017, the Fund was informed that EVD received less than $100 and approximately $2,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $70,908,023 and $62,887,547, respectively, for the year ended March 31, 2017.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended March 31,
Class A	2017	2016

Sales	1,383,185	434,990
Issued to shareholders electing to receive payments of distributions in Fund shares	119,771	116,887
Redemptions	(913,718)	(917,831)
Exchange from Class B shares	—	4,347
Merger from Class B shares	—	1,130

Net increase (decrease)	589,238	(360,477)

Class B(1)		Year Ended March 31, 2016

Sales		6
Issued to shareholders electing to receive payments of distributions in Fund shares		40
Redemptions		(4,865)
Exchange to Class A shares		(4,346)
Merger to Class A shares		(1,132)

Net decrease		(10,297)

	Year Ended March 31,
Class C	2017	2016

Sales	269,909	558,966
Issued to shareholders electing to receive payments of distributions in Fund shares	35,230	39,739
Redemptions	(597,382)	(597,366)

Net increase (decrease)	(292,243)	1,339

20

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2017

Notes to Financial Statements — continued

	Year Ended March 31,
Class I	2017	2016

Sales	922,017	758,855
Issued to shareholders electing to receive payments of distributions in Fund shares	24,277	24,445
Redemptions	(465,288)	(632,556)

Net increase	481,006	150,744

(1)	At the close of business on July 27, 2015, the Fund’s Class B shares were merged into Class A shares.

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 1, 2017. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended March 31, 2017.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At March 31, 2017, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Tax-Exempt Municipal Securities	$—	$86,049,408	$—	$86,049,408
Taxable Municipal Securities	—	3,911,990	—	3,911,990
Closed-End Funds	784,499	—	—	784,499
Miscellaneous	—	—	403,842	403,842

Total Investments	$784,499	$89,961,398	$403,842	$91,149,739

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended March 31, 2017 is not presented.

At March 31, 2017, there were no investments transferred between Level 1 and Level 2 during the year then ended.

10  Name Change

Effective April 25, 2016, the name of Eaton Vance New York Limited Maturity Municipal Income Fund was changed to Eaton Vance New York Municipal Opportunities Fund and its investment objective was changed as disclosed in Note 1.

21

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Investment Trust and Shareholders of Eaton Vance New York Municipal Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance New York Municipal Opportunities Fund (formerly, Eaton Vance New York Limited Maturity Municipal Income Fund) (the “Fund”) (one of the funds constituting Eaton Vance Investment Trust), including the portfolio of investments, as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance New York Municipal Opportunities Fund as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

May 19, 2017

22

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  For the fiscal year ended March 31, 2017, the Fund designates 94.52% of distributions from net investment income as an exempt-interest dividend.

23

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 177 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 177 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., LLC (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand LLP (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997). Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds effective September 30, 2017.

Directorships in the Last Five Years.(2) None.

Mark R. Fetting(3) 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashore Funds (9 funds) (2010-2014).

24

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valdo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dyne Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Avon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Sadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Trustee	2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006). Consistent with the Trustee retirement policy, Mr. Verni is currently expected to retire as a Trustee of all Eaton Vance funds effective July 1, 2017.

Directorships in the Last Five Years.(2) None.

25

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Scott E. Wennerholm(3) 1959	Trustee	2016

Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)	During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).
(3)	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.
(4)	Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

26

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

27

This Page Intentionally Left Blank

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

23362    3.31.17

Eaton Vance

Short Duration Municipal Opportunities Fund

Annual Report

March 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report March 31, 2017

Eaton Vance

Short Duration Municipal Opportunities Fund

Management’s Discussion of Fund Performance	2

Performance	4

Fund Profile	5

Endnotes and Additional Disclosures	6

Fund Expenses	7

Financial Statements	8

Report of Independent Registered Public Accounting Firm	22

Federal Tax Information	23

Special Meeting of Shareholders	24

Management and Organization	25

Important Notices	28

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the period opened on April 1, 2016, U.S. Treasurys, along with municipal bonds, were several months into a rally that would continue through nearly the first half of the period. Falling government interest rates around the world, driven by actions such as quantitative easing in Japan and the European Union, put many sovereign rates into negative territory and made U.S. Treasurys and municipal bonds look attractive by comparison.

The United Kingdom’s June 2016 vote to leave the European Union, ongoing Federal Reserve Board (the Fed) caution, and mixed U.S. economic reports continued to fuel the municipal rally in the summer of 2016. Even the Commonwealth of Puerto Rico’s July 1, 2016 default on over $1 billion in municipal bond and debt service payments — its second default in 2016 and its largest to date — failed to put a dent in the municipal rally, as the market had expected the defaults for some time.

In early fall, however, remarks by the European Central Bank, the Bank of Japan and the Fed seemed to indicate that rates might begin to rise sooner than markets had anticipated. As a result, municipal rates crept upward in September and October of 2016. In November, Donald Trump’s surprise win in the U.S. presidential election precipitated one of the largest municipal market declines in at least two decades. Rates rose and prices fell as markets anticipated that decreasing regulation and lower tax rates under a Trump administration could lead to higher economic growth and inflation.

Municipal bonds rallied modestly in December 2016, despite a Fed rate hike, making back some of the losses they had suffered the previous month. During January and February 2017, municipal bonds continued to stabilize, with little movement in interest rates. In the final month of the period, rates seesawed as President Trump’s March 1 address to Congress increased confidence in his pro-growth agenda and drove rates up — but the failure of Congress to pass health care reform later in the month cast doubt on the ability to enact that agenda, driving yields back down.

For the 12-month period as a whole, municipal market returns were virtually flat. Coupon yields and price appreciation earlier in the fiscal year were balanced by price declines from September through November 2016, and then a modest price recovery in the final months of the period. The yield curve for municipal AAA-rated6 issues experienced a “bear flattening.” Rates rose throughout the curve, but the greatest increases occurred in the middle of the curve, causing the curve to flatten. Across the yield curve, municipal bonds, which had outperformed U.S. Treasurys from the beginning of the period until the election, performed approximately even with U.S. Treasurys for the period as a whole.

Fund Performance

For the 12-month period ended March 31, 2017, Eaton Vance Short Duration Municipal Opportunities Fund (the Fund) had a total return of 0.13% for Class A shares at net asset value (NAV), underperforming the 0.27% return of the Fund’s primary benchmark, the Bloomberg Barclays Short- Intermediate 1-10 Year Municipal Bond Index (the Index)2 for the period as a whole.

Effective November 14, 2016, the name of the Fund was changed from Eaton Vance Massachusetts Limited Maturity Municipal Income Fund to Eaton Vance Short Duration Municipal Opportunities Fund, and the Fund’s investment objective and principal strategies were changed to reflect a national rather than single-state focus. In seeking to achieve its primary objective of maximizing after-tax total return, the Fund now employs a flexible investment strategy that allows it to seek opportunities virtually anywhere on the credit curve, across different sectors and different state issuers, while maintaining an average weighted duration7 below 4.5 years. Management has the ability to be opportunistic in pursuing the Fund’s after-tax total return objective, trading holdings whenever opportunities arise, with the ability to invest up to 20% of net assets in debt obligations other than tax-exempt municipal bonds, including (but not limited to) taxable municipal obligations, U.S. treasury securities and obligations of the U.S. Government, its agencies and instrumentalities. Up to 50% of the Fund’s net assets may be invested in below-investment-grade securities. The Fund may also hedge interest rate risk and hold leveraged investments.

In the period from the transition on November 14, 2016 through the end of the fiscal year on March 31, 2017, the Fund underperformed the Index. Detractors from Fund performance versus the Index included security selection and an overweight, relative to the Index, in the education sector; security selection in AAA-rated bonds; and security selection in 4.00% to 4.50% coupon bonds. In the municipal market, 5.00% coupon bonds are the most commonly held structure. Since lower coupon structures are less common, they trade at various spreads to 5.00% coupon bonds.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2017

Management’s Discussion of Fund Performance—continued

In contrast, contributors to Fund performance versus the Index during the same period included an overweight and security selection in bonds issued by Illinois entities, an overweight and security selection in BBB-rated bonds, and security selection in general obligation bonds and zero-coupon bonds.

For the period from April 1 through November 13, 2016, when the Fund was a Massachusetts-focused portfolio, the Fund outperformed its previous primary benchmark, the Bloomberg Barclays 7 Year Municipal Bond Index. Contributors to Fund performance versus that benchmark, which includes only bonds with six to eight years remaining to maturity, included Fund holdings with maturities longer than eight years; an overweight and security selection in the education sector; and an overweight and security selection in insured Puerto Rico bonds. The Fund’s Puerto Rico holdings were insured by various municipal bond insurers. It should be noted that most uninsured bonds issued by the Commonwealth of Puerto Rico and its various conduit issuers were no longer included in the Index. As Puerto Rico continued to deal with an ongoing fiscal crisis, bonds issued by its various legal entities were impacted by a number of factors throughout the period. As the period ended, the situation in Puerto Rico was continuing to evolve.

Detractors from performance versus the previous benchmark during the same period included an overweight in prerefunded, or escrowed, bonds; an overweight in bonds with maturities of five years or less; security selection in water and sewer bonds; and security selection in A-rated bonds.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2017

Performance2,3

Portfolio Manager Adam A. Weigold, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/27/1996	06/01/1992	0.13%	1.91%	2.78%
Class A with 2.25% Maximum Sales Charge	—	—	–2.11	1.44	2.55
Class C at NAV	12/08/1993	06/01/1992	–0.73	1.12	2.00
Class C with 1% Maximum Sales Charge	—	—	–1.70	1.12	2.00
Class I at NAV	08/03/2010	06/01/1992	0.27	2.06	2.86
Bloomberg Barclays Short-Intermediate 1-10 Year Municipal Bond Index	—	—	0.27%	2.00%	3.54%
Bloomberg Barclays 7 Year Municipal Bond Index	—	—	–0.06	2.72	4.47

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			0.77%	1.52%	0.62%
Net			0.70	1.45	0.55

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate			2.08%	1.27%	2.27%
Taxable-Equivalent Distribution Rate			3.67	2.24	4.01
SEC 30-day Yield			1.74	1.04	1.95
Taxable-Equivalent SEC 30-day Yield			3.07	1.85	3.45

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	03/31/2007	$12,194	N.A.
Class I	$250,000	03/31/2007	$331,581	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2017

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2017

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays Short-Intermediate 1-10 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 1-10 years. Bloomberg Barclays 7 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 6-8 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

Effective November 14, 2016, the Fund changed its name, investment objective and investment strategy to seek to maximize after-tax total return. Effective November 14, 2016, the Fund changed its primary benchmark to the Bloomberg Barclays Short-Intermediate 1-10 Year Municipal Bond Index because the investment adviser believes it is more closely aligned with the Fund’s revised investment objective. Performance prior to November 14, 2016 reflects the Fund’s performance under its former investment objective and policies.
[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 7/31/18. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099- DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ.

[6]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment- grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

[7]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

6

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2017

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2016 – March 31, 2017).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period* (10/1/16 – 3/31/17)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$985.60	$4.11	**	0.83%
Class C	$1,000.00	$980.70	$7.75	**	1.57%
Class I	$1,000.00	$986.20	$3.96	**	0.80%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.80	$4.18	**	0.83%
Class C	$1,000.00	$1,017.10	$7.90	**	1.57%
Class I	$1,000.00	$1,020.90	$4.03	**	0.80%

       Effective November 14, 2016, contractual expense caps of the Fund were implemented. If the expense caps had been in place during the entire reporting period, the actual and hypothetical ending account values, expenses paid and annualized expense ratios would have been as follows:

	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period* (10/1/16 – 3/31/17)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$985.60	$3.47	**	0.70%
Class C	$1,000.00	$980.70	$7.16	**	1.45%
Class I	$1,000.00	$986.20	$2.72	**	0.55%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.40	$3.53	**	0.70%
Class C	$1,000.00	$1,017.70	$7.29	**	1.45%
Class I	$1,000.00	$1,022.20	$2.77	**	0.55%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2016.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

7

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2017

Portfolio of Investments

Tax-Exempt Municipal Securities — 101.7%

Security	Principal Amount (000’s omitted)	Value

Education — 4.8%
Massachusetts Development Finance Agency, (Massachusetts College of Pharmacy & Allied Health Sciences), 5.00%, 7/1/23	$150	$175,641
Massachusetts Development Finance Agency, (Wentworth Institute of Technology), 5.00%, 10/1/21	355	395,750
Massachusetts Development Finance Agency, (Wentworth Institute of Technology), 5.00%, 10/1/22	600	675,894
New York Dormitory Authority, (Pace University), 4.00%, 5/1/22	495	524,032
Northeastern Pennsylvania Hospital and Education Authority, (Wilkes University), 5.00%, 3/1/19	200	211,226

		$1,982,543

Electric Utilities — 2.4%
Long Island Power Authority, NY, Electric System Revenue, 1.199%, 11/1/18 (Put Date), 5/1/33(1)	$500	$499,905
Louisa Industrial Development Authority, VA, (Virginia Electric and Power Co.), 1.85% to 5/16/19 (Put Date), 11/1/35	500	505,605

		$1,005,510

Escrowed / Prerefunded — 2.5%
Massachusetts Turnpike Authority, Escrowed to Maturity, 5.00%, 1/1/20	$990	$1,052,182

		$1,052,182

General Obligations — 18.7%
Bensalem Township School District, PA, 3.00%, 2/15/21	$20	$21,093
Chicago, IL, 5.00%, 12/1/22	1,000	1,014,640
Chicago, IL, 5.625%, 1/1/29	1,000	1,025,940
Dallas, TX, 5.00%, 2/15/23	1,000	1,121,490
Dallas, TX, 5.00%, 2/15/26	1,000	1,148,350
Illinois, 0.00%, 8/1/18	275	264,490
Illinois, 0.00%, 8/1/20	265	236,049
Illinois, 0.00%, 8/1/21	200	171,008
Illinois, 5.00%, 1/1/19	120	124,410
Illinois, 5.00%, 1/1/20	750	787,050
Illinois, 5.00%, 2/1/22	330	349,057
Illinois, 5.00%, 6/1/22	265	280,587
Montgomery Township Board of Education, NJ, 5.00%, 4/1/21	200	225,998
Oyster Bay, NY, 3.50%, 2/2/18	1,000	1,008,940

		$7,779,102

Security	Principal Amount (000’s omitted)	Value

Hospital — 22.9%
California Municipal Finance Authority, (NorthBay Healthcare Group), 5.00%, 11/1/23	$450	$507,780
California Public Finance Authority, (Henry Mayo Newhall Hospital), 5.00%, 10/15/22	150	167,079
California Public Finance Authority, (Henry Mayo Newhall Hospital), 5.00%, 10/15/23	175	195,745
Connecticut Health and Educational Facilities Authority, (Hartford HealthCare Corp.), 1.483%, 7/1/20 (Put Date), 7/1/49(1)	1,000	996,030
Connecticut Health and Educational Facilities Authority, (Yale New Haven Health), 1.076%, 7/1/19 (Put Date), 7/1/49(1)	1,000	996,450
Doylestown Hospital Authority, PA, (Doylestown Hospital), 5.00%, 7/1/20	1,155	1,265,764
Illinois Finance Authority, (Presence Health Network), 5.00%, 2/15/23	1,000	1,090,190
Massachusetts Development Finance Agency, (Milford Regional Medical Center), 5.00%, 7/15/21	185	205,874
Massachusetts Development Finance Agency, (South Shore Hospital), 5.00%, 7/1/23	625	724,681
Massachusetts Health and Educational Facilities Authority, (Lowell General Hospital), 4.75%, 7/1/25	710	754,517
New Jersey Health Care Facilities Financing Authority, (Trinitas Regional Medical Center), 5.00%, 7/1/20(2)	1,000	1,095,740
New York Dormitory Authority, (North Shore-Long Island Jewish Obligated Group), 1.42%, 5/1/18(1)	500	500,745
Rhode Island Health and Educational Building Corp., (Care New England Health System), 5.00%, 9/1/19	1,000	1,049,200

		$9,549,795

Housing — 4.0%
Massachusetts Development Finance Agency, (UMass Boston Student Housing), 5.00%, 10/1/21	$1,000	$1,100,600
Massachusetts Development Finance Agency, (UMass Boston Student Housing), 5.00%, 10/1/22	500	556,345

		$1,656,945

Industrial Development Revenue — 5.4%
Massachusetts Development Finance Agency, (Covanta Energy), (AMT), 4.875%, 11/1/27(3)	$500	$501,005
New York Environmental Facilities Corp., (Casella Waste Systems, Inc.), (AMT), 3.75% to 12/2/19 (Put Date), 12/1/44(3)	750	738,053
Whiting, IN, (BP Products North America, Inc.), (AMT), 1.66%, 12/2/19 (Put Date), 12/1/44(1)	1,000	997,120

		$2,236,178

8	See Notes to Financial Statements.

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Electric Utilities — 4.2%
Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/29	$1,640	$1,735,710

		$1,735,710

Insured – General Obligations — 10.5%
Boston, MA, (NPFG), 0.125%, 3/1/22	$2,975	$2,749,614
Chicago Board of Education, IL, (NPFG), 0.00%, 12/1/20	1,000	896,670
Hartford, CT, (AGM), 5.00%, 10/1/20	160	174,757
Paterson, NJ, (BAM), 5.00%, 1/15/26	500	548,245

		$4,369,286

Insured – Special Tax Revenue — 1.4%
Successor Agency to Rosemead Community Development Commission, CA, (BAM), 5.00%, 10/1/21	$500	$566,775

		$566,775

Senior Living / Life Care — 9.5%
Brookhaven Local Development Corp., NY, (Jefferson’s Ferry), 5.00%, 11/1/19	$325	$350,701
Colorado Health Facilities Authority, (Christian Living Neighborhoods), 4.00%, 1/1/18	215	217,047
Colorado Health Facilities Authority, (Christian Living Neighborhoods), 4.00%, 1/1/19	200	203,532
Colorado Health Facilities Authority, (Christian Living Neighborhoods), 4.00%, 1/1/20	210	214,076
Colorado Health Facilities Authority, (Christian Living Neighborhoods), 4.00%, 1/1/21	300	306,807
Colorado Health Facilities Authority, (Christian Living Neighborhoods), 4.00%, 1/1/22	300	307,227
Colorado Health Facilities Authority, (Frasier Meadows Retirement Community), 5.00%, 5/15/22(2)	250	275,472
Lancaster County Hospital Authority, PA, (Brethren Village), 5.00%, 7/1/22(2)	920	1,009,645
Massachusetts Development Finance Agency, (Carleton-Willard Village), 5.25%, 12/1/25	275	295,993
Massachusetts Development Finance Agency, (Volunteers of America), 5.00%, 11/1/17(3)	50	50,421
Tulsa County Industrial Authority, OK, (Montereau, Inc.), 5.00%, 11/15/23(2)	230	252,844
Washington Housing Finance Commission, (Wesley Homes at Lea Hill), 3.20%, 7/1/21(3)	500	479,855

		$3,963,620

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue — 3.3%
Metropolitan Transportation Authority, NY, Dedicated Tax Revenue, 1.28%, 11/1/18 (Put Date), 11/1/28(1)	$500	$499,885
South Village Community Development District, FL, 2.00%, 5/1/17	290	290,212
South Village Community Development District, FL, 2.00%, 5/1/18	295	296,516
South Village Community Development District, FL, 2.00%, 5/1/19	300	301,590

		$1,388,203

Student Loan — 1.3%
Massachusetts Educational Financing Authority, (AMT), 5.00%, 1/1/20	$500	$537,560

		$537,560

Transportation — 8.4%
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/21	$100	$112,131
Denver City and County, CO, Airport System Revenue, 1.409%, 11/15/19 (Put Date), 11/15/31(1)	500	500,665
E-470 Public Highway Authority, CO, 1.708%, 9/1/21 (Put Date), 9/1/39(1)	1,000	999,000
Love Field Airport Modernization Corp., TX, (AMT), 5.00%, 11/1/21	250	282,795
Maryland Economic Development Corp., (Purple Line Light Rail), (AMT), 5.00%, 3/31/24	1,000	1,117,170
Port of Portland, OR, (Portland International Airport), (AMT), 5.00%, 7/1/22	425	487,896

		$3,499,657

Water and Sewer — 2.4%
California Department of Water Resources, (Central Valley Project), 1.21%, 12/1/17 (Put Date), 12/1/35(1)	$500	$499,905
Riverside, CA, Water System Revenue, 1.54%, 1/15/20 (Put Date), 10/1/35(1)	500	500,000

		$999,905

Total Tax-Exempt Municipal Securities — 101.7% (identified cost $41,379,839)		$42,322,971

9	See Notes to Financial Statements.

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2017

Portfolio of Investments — continued

Taxable Municipal Securities — 1.2%

Security	Principal Amount (000’s omitted)	Value

Student Loan — 1.2%
Massachusetts Educational Financing Authority, 3.875%, 7/1/23	$500	$494,915

Total Taxable Municipal Securities — 1.2% (identified cost $494,574)		$494,915

Total Investments — 102.9% (identified cost $41,874,413)		$42,817,886

Other Assets, Less Liabilities — (2.9)%		$(1,212,299)

Net Assets — 100.0%		$41,605,587

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At March 31, 2017, the concentration of the Fund’s investments in the various states and territories, determined as a percentage of net assets, is as follows:

Massachusetts	24.7%
Illinois	15.3%
Others, representing less than 10% individually	62.9%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2017, 15.6% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.4% to 12.6% of total investments.

(1)	Variable rate security. The stated interest rate represents the rate in effect at March 31, 2017.

(2)	When-issued security.

(3)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At March 31, 2017, the aggregate value of these securities is $1,769,334 or 4.3% of the Fund’s net assets.

Abbreviations:

AGM	–	Assured Guaranty Municipal Corp.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BAM	–	Build America Mutual Assurance Co.
NPFG	–	National Public Finance Guaranty Corp.

10	See Notes to Financial Statements.

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2017

Statement of Assets and Liabilities

Assets	March 31, 2017
Investments, at value (identified cost, $41,874,413)	$42,817,886
Cash	1,468,702
Interest receivable	297,774
Receivable for investments sold	116,615
Receivable for Fund shares sold	64,908
Receivable from affiliate	67,301
Total assets	$44,833,186

Liabilities
Payable for when-issued securities	$2,627,569
Payable for Fund shares redeemed	508,883
Distributions payable	8,427
Payable to affiliates:
Investment adviser fee	13,786
Distribution and service fees	10,133
Accrued expenses	58,801
Total liabilities	$3,227,599
Net Assets	$41,605,587

Sources of Net Assets
Paid-in capital	$41,696,906
Accumulated net realized loss	(1,026,365)
Accumulated distributions in excess of net investment income	(8,427)
Net unrealized appreciation	943,473
Net Assets	$41,605,587

Class A Shares
Net Assets	$24,526,188
Shares Outstanding	2,495,302
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.83
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$10.06

Class C Shares
Net Assets	$9,324,428
Shares Outstanding	990,445
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.41

Class I Shares
Net Assets	$7,754,971
Shares Outstanding	788,807
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.83

On sales of $100,000 or more ($50,000 or more for certain financial intermediaries, as disclosed in an appendix to the Fund’s prospectus), the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

11	See Notes to Financial Statements.

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2017

Statement of Operations

Investment Income	Year Ended March 31, 2017
Interest	$1,710,790
Total investment income	$1,710,790

Expenses
Investment adviser fee	$208,036
Distribution and service fees
Class A	44,513
Class C	86,315
Trustees’ fees and expenses	3,269
Custodian fee	26,798
Transfer and dividend disbursing agent fees	20,392
Legal and accounting services	59,390
Printing and postage	31,154
Registration fees	67,009
Interest expense and fees	6,929
Miscellaneous	19,039
Total expenses	$572,844
Deduct —
Allocation of expenses to affiliate	$101,505
Total expense reductions	$101,505

Net expenses	$471,339

Net investment income	$1,239,451

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$3,037,215
Net realized gain	$3,037,215
Change in unrealized appreciation (depreciation) —
Investments	$(4,141,926)
Net change in unrealized appreciation (depreciation)	$(4,141,926)

Net realized and unrealized loss	$(1,104,711)

Net increase in net assets from operations	$134,740

12	See Notes to Financial Statements.

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2017

Statements of Changes in Net Assets

	Year Ended March 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$1,239,451	$1,606,273
Net realized gain (loss) from investment transactions	3,037,215	(21,742)
Net change in unrealized appreciation (depreciation) from investments	(4,141,926)	106,283
Net increase in net assets from operations	$134,740	$1,690,814
Distributions to shareholders —
From net investment income
Class A	$(725,923)	$(980,272)
Class C	(162,008)	(194,310)
Class I	(333,373)	(413,733)
Total distributions to shareholders	$(1,221,304)	$(1,588,315)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$2,301,298	$3,398,382
Class C	1,252,313	710,813
Class I	9,791,118	5,278,141
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	635,894	881,082
Class C	127,968	153,990
Class I	90,896	66,298
Cost of shares redeemed
Class A	(13,226,951)	(11,912,332)
Class C	(2,235,414)	(1,527,580)
Class I	(17,812,853)	(3,165,393)
Net decrease in net assets from Fund share transactions	$(19,075,731)	$(6,116,599)

Net decrease in net assets	$(20,162,295)	$(6,014,100)

Net Assets
At beginning of year	$61,767,882	$67,781,982
At end of year	$41,605,587	$61,767,882

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(8,427)	$(11,830)

13	See Notes to Financial Statements.

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2017

Financial Highlights

	Class A
	Year Ended March 31,
	2017		2016	2015	2014	2013
Net asset value — Beginning of year	$10.060		$10.030	$9.900	$10.270	$10.240

Income (Loss) From Operations
Net investment income(1)	$0.248		$0.264	$0.271	$0.289	$0.290
Net realized and unrealized gain (loss)	(0.235)		0.027	0.128	(0.372)	0.028

Total income (loss) from operations	$0.013		$0.291	$0.399	$(0.083)	$0.318

Less Distributions
From net investment income	$(0.243)		$(0.261)	$(0.269)	$(0.287)	$(0.288)

Total distributions	$(0.243)		$(0.261)	$(0.269)	$(0.287)	$(0.288)

Net asset value — End of year	$9.830		$10.060	$10.030	$9.900	$10.270

Total Return(2)	0.13	%(3)	2.95%	4.06%	(0.77)%	3.13%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$24,526		$35,441	$43,069	$39,604	$42,208
Ratios (as a percentage of average daily net assets):
Expenses(4)	0.80	%(3)(5)	0.77%	0.77%	0.78%	0.79%
Net investment income	2.48%		2.65%	2.71%	2.91%	2.80%
Portfolio Turnover	82%		9%	4%	8%	7%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.22% of average daily net assets for the year ended March 31, 2017). Absent this reimbursement, total return would be lower.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Includes interest expense of 0.01%.

14	See Notes to Financial Statements.

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2017

Financial Highlights — continued

	Class C
	Year Ended March 31,
	2017		2016	2015	2014	2013
Net asset value — Beginning of year	$9.640		$9.610	$9.480	$9.840	$9.810

Income (Loss) From Operations
Net investment income(1)	$0.165		$0.181	$0.188	$0.206	$0.204
Net realized and unrealized gain (loss)	(0.234)		0.027	0.127	(0.362)	0.028

Total income (loss) from operations	$(0.069)		$0.208	$0.315	$(0.156)	$0.232

Less Distributions
From net investment income	$(0.161)		$(0.178)	$(0.185)	$(0.204)	$(0.202)

Total distributions	$(0.161)		$(0.178)	$(0.185)	$(0.204)	$(0.202)

Net asset value — End of year	$9.410		$9.640	$9.610	$9.480	$9.840

Total Return(2)	(0.73	)%(3)	2.20%	3.34%	(1.57)%	2.37%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$9,324		$10,396	$11,036	$11,152	$12,845
Ratios (as a percentage of average daily net assets):
Expenses(4)	1.55	%(3)(5)	1.52%	1.52%	1.53%	1.54%
Net investment income	1.72%		1.89%	1.96%	2.16%	2.05%
Portfolio Turnover	82%		9%	4%	8%	7%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.24% of average daily net assets for the year ended March 31, 2017). Absent this reimbursement, total return would be lower.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Includes interest expense of 0.01%.

15	See Notes to Financial Statements.

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2017

Financial Highlights — continued

	Class I
	Year Ended March 31,
	2017		2016	2015	2014	2013
Net asset value — Beginning of year	$10.060		$10.030	$9.900	$10.270	$10.240

Income (Loss) From Operations
Net investment income	$0.269	(1)	$0.278 (1)	$0.286 (1)	$0.304 (1)	$0.305
Net realized and unrealized gain (loss)	(0.242)		0.027	0.128	(0.372)	0.029

Total income (loss) from operations	$0.027		$0.305	$0.414	$(0.068)	$0.334

Less Distributions
From net investment income	$(0.257)		$(0.275)	$(0.284)	$(0.302)	$(0.304)

Total distributions	$(0.257)		$(0.275)	$(0.284)	$(0.302)	$(0.304)

Net asset value — End of year	$9.830		$10.060	$10.030	$9.900	$10.270

Total Return(2)	0.27	%(3)	3.10%	4.21%	(0.62)%	3.28%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$7,755		$15,931	$13,677	$10,227	$10,587
Ratios (as a percentage of average daily net assets):
Expenses(4)	0.68	%(3)(5)	0.62%	0.62%	0.63%	0.64%
Net investment income	2.68%		2.79%	2.85%	3.07%	2.93%
Portfolio Turnover	82%		9%	4%	8%	7%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.11% of average daily net assets for the year ended March 31, 2017). Absent this reimbursement, total return would be lower.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Includes interest expense of 0.01%.

16	See Notes to Financial Statements.

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Short Duration Municipal Opportunities Fund (formerly, Eaton Vance Massachusetts Limited Maturity Municipal Income Fund) (the Fund) is a diversified series of Eaton Vance Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek to maximize after-tax total return. Prior to November 14, 2016, the Fund’s investment objective was to provide current income exempt from regular federal income tax and Massachusetts state personal income taxes. As of November 14, 2016, the Fund also changed its principal investment strategy and adopted a policy of investing at least 80% of its net assets (plus any borrowings for investment purposes) in municipal obligations that are exempt from regular federal income tax. In connection with these changes, the Fund is no longer required, under normal market conditions, to invest at least 80% of its net assets in municipal obligations that are exempt from Massachusetts state taxes. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of March 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

17

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2017

Notes to Financial Statements — continued

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

The net investment income of the Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended March 31, 2017 and March 31, 2016 was as follows:

	Year Ended March 31,
	2017	2016

Distributions declared from:
Tax-exempt income	$1,196,638	$1,566,142
Ordinary income	$24,666	$22,173

During the year ended March 31, 2017, accumulated net realized loss was decreased by $18,561, accumulated undistributed net investment income was decreased by $14,744 and paid-in capital was decreased by $3,817 due to differences between book and tax accounting, primarily for premium amortization, accretion of market discount and the tax treatment of distributions in excess of net tax-exempt income. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of March 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards	$(1,091,766)
Net unrealized appreciation	$1,008,874
Other temporary differences	$(8,427)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the timing of recognizing distributions to shareholders, premium amortization and accretion of market discount.

At March 31, 2017, the Fund, for federal income tax purposes, had capital loss carryforwards of $1,091,766 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the

18

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2017

Notes to Financial Statements — continued

amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on March 31, 2018 ($656,441) and March 31, 2019 ($435,325) and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused.

During the year ended March 31, 2017, capital loss carryforwards of $1,371,891 were utilized to offset net realized gains by the Fund.

The cost and unrealized appreciation (depreciation) of investments of the Fund at March 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$41,809,012

Gross unrealized appreciation	$1,184,467
Gross unrealized depreciation	(175,593)

Net unrealized appreciation	$1,008,874

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.40% of the Fund’s average daily net assets up to $1 billion, and at a reduced rate on daily net assets of $1 billion or more, and is payable monthly. Prior to November 14, 2016, the fee was based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). The annual asset rate and daily income rate were 0.30% and 3.00%, respectively, when daily net assets were less than $500 million and at reduced rates when daily net assets were $500 million or more. For the year ended March 31, 2017, the investment adviser fee amounted to $208,036 or 0.40% of the Fund’s average daily net assets.

Effective November 14, 2016, EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as interest, taxes or litigation expenses) exceed 0.70%, 1.45% and 0.55% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after July 31, 2018. Pursuant to this agreement, EVM was allocated $101,505 of the Fund’s operating expenses for the year ended March 31, 2017.

EVM serves as the administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended March 31, 2017, EVM earned $2,245 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $1,104 as its portion of the sales charge on sales of Class A shares for the year ended March 31, 2017. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Trustees approved distribution and service fee payments equal to 0.15% per annum of the Fund’s average daily net assets attributable to Class A shares. Distribution and service fees paid or accrued to EVD for the year ended March 31, 2017 amounted to $44,513 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended March 31, 2017, the Fund paid or accrued to EVD $71,929 for Class C shares.

19

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2017

Notes to Financial Statements — continued

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. The Trustees approved service fee payments equal to 0.15% per annum of the Fund’s average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class C sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended March 31, 2017 amounted to $14,386 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended March 31, 2017, the Fund was informed that EVD received approximately $1,000 and less than $100 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $43,669,830 and $59,862,387, respectively, for the year ended March 31, 2017.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended March 31,
Class A	2017	2016

Sales	233,350	339,748
Issued to shareholders electing to receive payments of distributions in Fund shares	63,632	88,404
Redemptions	(1,323,475)	(1,199,533)

Net decrease	(1,026,493)	(771,381)

	Year Ended March 31,
Class C	2017	2016

Sales	132,616	74,495
Issued to shareholders electing to receive payments of distributions in Fund shares	13,380	16,125
Redemptions	(234,053)	(160,653)

Net decrease	(88,057)	(70,033)

	Year Ended March 31,
Class I	2017	2016

Sales	985,119	530,828
Issued to shareholders electing to receive payments of distributions in Fund shares	9,116	6,651
Redemptions	(1,788,613)	(317,701)

Net increase (decrease)	(794,378)	219,778

20

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2017

Notes to Financial Statements — continued

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 1, 2017. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. Average borrowings and the average interest rate (excluding fees) for the year ended March 31, 2017 were $492,877 and 1.41%, respectively.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At March 31, 2017, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$42,322,971	$—	$42,322,971
Taxable Municipal Securities	—	494,915	—	494,915

Total Investments	$—	$42,817,886	$—	$42,817,886

The Fund held no investments or other financial instruments as of March 31, 2016 whose fair value was determined using Level 3 inputs. At March 31, 2017, there were no investments transferred between Level 1 and Level 2 during the year then ended.

10  Name Change

Effective November 14, 2016, the name of Eaton Vance Massachusetts Limited Maturity Municipal Income Fund was changed to Eaton Vance Short Duration Municipal Opportunities Fund and its investment objective and principal investment objective were changed as disclosed in Note 1.

21

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Investment Trust and Shareholders of Eaton Vance Short Duration Municipal Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration Municipal Opportunities Fund (formerly, Eaton Vance Massachusetts Limited Maturity Municipal Income Fund) (the “Fund”) (one of of the funds constituting Eaton Vance Investment Trust), including the portfolio of investments, as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton

Vance Short Duration Municipal Opportunities Fund as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

May 19, 2017

22

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  For the fiscal year ended March 31, 2017, the Fund designates 97.98% of distributions from net investment income as an exempt-interest dividend.

23

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2017

Special Meeting of Shareholders (Unaudited)

The Fund held a Special Meeting of Shareholders on Thursday, October 20, 2016 for the following purposes: (1) to amend the Fund’s policies to provide as follows: under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in municipal obligations that are exempt from regular federal income tax; and (2) to approve an Investment Advisory and Administrative Agreement between Eaton Vance Management and the Fund, pursuant to which EVM will serve as investment adviser and administrator to the Fund. The shareholder meeting results are as follows:

	Number of Shares
	For	Against	Abstain
Proposal One	2,567,380	274,541	191,087
Proposal Two	2,580,202	211,071	241,735

24

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 177 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 177 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., LLC (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand LLP (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997). Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds effective September 30, 2017.

Directorships in the Last Five Years.(2) None.

Mark R. Fetting(3) 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashore Funds (9 funds) (2010-2014).

25

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valdo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dyne Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Avon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Sadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Trustee	2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006). Consistent with the Trustee retirement policy, Mr. Verni is currently expected to retire as a Trustee of all Eaton Vance funds effective July 1, 2017.

Directorships in the Last Five Years.(2) None.

26

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Scott E. Wennerholm(3) 1959	Trustee	2016

Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.
Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).
James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.
Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

27

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

28

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

23361    3.31.17

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has amended the code of ethics as described in Form N-CSR during the period covered by this report to make clarifying changes consistent with Rule 21F-17 of the Securities Exchange Act of 1934, as amended. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

Eaton Vance Floating-Rate Municipal Income Fund, Eaton Vance Short Duration Municipal Opportunities (formerly, Eaton Vance Massachusetts Limited Maturity Municipal Income Fund), Eaton Vance National Limited Maturity Municipal Income Fund and Eaton Vance New York Municipal Opportunities Fund (formerly, Eaton Vance New York Limited Maturity Municipal Income Fund) (the “Fund(s)”) are the series of Eaton Vance Investment Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 4 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company.

Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) prohibits an accounting firm, such as the Trust’s principal accountant, Deloitte & Touche LLP (“D&T”), from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it or a “covered person” of the accounting firm (within the meaning of applicable SEC rules relating to auditor independence) receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Based on information provided to the Audit Committee of the Board of Trustees (the “Audit Committee”) of the Eaton Vance family of funds by D&T, certain relationships between D&T and its affiliates (“Deloitte Entities”) and one or more lenders who are record owners of shares of one or more funds within the Eaton Vance family of funds (the “Funds”) implicate the Loan Rule, calling into question D&T’s independence with respect to the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as D&T’s conclusions concerning D&T’s objectivity and impartiality with respect to the audits of the Funds notwithstanding the existence of one or more breaches of the Loan Rule.

On June 20, 2016, the U.S. Securities and Exchange Commission (the “SEC”) issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016) (the “No-Action Letter”)) related to an auditor independence issue arising under the Loan Rule. In the No-Action Letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to certain lending relationships; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The SEC has indicated that the no-action relief will expire 18 months from its issuance.

Based on information provided by D&T to the Audit Committee, the requirements of the No-Action Letter appear to be met with respect to D&T’s lending relationships described above. Among other things, D&T has advised the Audit Committee of its conclusion that the consequences of the breach of the Loan Rule have been satisfactorily addressed, that D&T’s objectivity and impartiality in the planning and conduct of the audits of the Fund’s financial statements has not been compromised and that, notwithstanding the breach, D&T is in a position to continue as the auditor for the Funds and D&T does not believe any actions need to be taken with respect to previously issued reports by D&T. D&T has advised the Audit Committee that these conclusions were based in part on its consideration of the No-Action Letter and other relevant information communicated to the Audit Committee.

(a-d)

The following tables present the aggregate fees billed to each Fund for the Fund’s respective fiscal years ended March 31, 2016 and March 31, 2017 by D&T for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during those periods.

Eaton Vance Floating-Rate Municipal Income Fund

Fiscal Years Ended	03/31/16	03/31/17
Audit Fees	$32,125	$32,750
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,807	$10,145
All Other Fees(3)	$0	$0

Total	$40,932	$42,895

Eaton Vance Short Duration Municipal Opportunities (formerly, Eaton Vance Massachusetts Limited Maturity Municipal Income Fund)

Fiscal Years Ended	03/31/16	03/31/17
Audit Fees	$33,630	$33,930
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,807	$8,895
All Other Fees(3)	$0	$0

Total	$42,437	$42,825

Eaton Vance National Limited Maturity Municipal Income Fund

Fiscal Years Ended	03/31/16	03/31/17
Audit Fees	$58,925	$59,850
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,309	$11,422
All Other Fees(3)	$0	$0

Total	$70,234	$71,272

Eaton Vance New York Municipal Opportunities Fund

Fiscal Years Ended	03/31/16	03/31/17
Audit Fees	$37,280	$37,680
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,013	$9,103
All Other Fees(3)	$0	$0

Total	$46,293	$46,783

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees. .
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The Funds comprised all of the series of the Trust at 3/31/2017, and have the same fiscal year end (March 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	03/31/16	03/31/17
Audit Fees	$161,960	$164,210
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$37,936	$39,565
All Other Fees(3)	$0	$0

Total	$199,896	$203,775

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The Trust’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the Trust’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the Trust’s audit committee at least annually. The Trust’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the Trust’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Funds in the Trust by D&T for the last two fiscal years of each Fund; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization by D&T for the last two fiscal years of each Fund.

Fiscal Years Ended	03/31/16	03/31/17
Registrant(1)	$37,936	$39,565
Eaton Vance(2)	$56,434	$46,000

(1)	Includes all of the Funds of the Trust.
(2)	The investment adviser to the Funds, as well as any of its affiliates that provide ongoing services to the Funds, are subsidiaries of Eaton Vance Corp.

(h) The Trust’s audit committee has considered whether the provision by the Trust’s principal accountant of non-audit services to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics.

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Investment Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	May 23, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	May 23, 2017

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	May 23, 2017